                                                                   Exhibit 10.2







                          SECURITY AND PLEDGE AGREEMENT

                          DATED AS OF OCTOBER 18, 2002

                                      AMONG

                                HAWK CORPORATION,
                                     AND ITS
                              CERTAIN SUBSIDIARIES

                                  AS GRANTORS,

               THE OTHER GRANTORS FROM TIME TO TIME PARTY HERETO,

                                       AND

                              JPMORGAN CHASE BANK,

                     AS ADMINISTRATIVE AND COLLATERAL AGENT

                                TABLE OF CONTENTS



SECTION 1        DEFINITIONS..................................................1

   1.1      General Definitions...............................................1

   1.2      Definitions; Interpretation.......................................9

SECTION 2        GRANT OF SECURITY...........................................10

   2.1      Grant of Security................................................10

   2.2      Certain Limited Exclusions.......................................10

SECTION 3        SECURITY FOR OBLIGATIONS....................................11

   3.1      Security for Obligations.........................................11

   3.2      Continuing Liability under Collateral............................11

SECTION 4        REPRESENTATIONS AND WARRANTIES AND COVENANTS................11

   4.1      Generally........................................................11

   4.2      Equipment and Inventory..........................................14

   4.3      Receivables......................................................16

   4.4      Investment Related Property......................................20

   4.5      Material Contracts...............................................26

   4.6      Letter of Credit Rights..........................................27

   4.7      Intellectual Property............................................27

   4.8      Commercial Tort Claims...........................................31

   4.9      Cash Proceeds....................................................31

SECTION 5        ACCESS; RIGHT OF INSPECTION AND FURTHER  ASSURANCES.........32

   5.1      Access; Right of Inspection......................................32

   5.2      Further Assurances...............................................32

SECTION 6        AGENT APPOINTED ATTORNEY-IN-FACT............................33

   6.1      Power of Attorney................................................33

SECTION 7        REMEDIES....................................................35

   7.1      Generally........................................................35

   7.2      Application of Proceeds..........................................36

   7.3      Sales on Credit..................................................37

   7.4      Investment Related Property......................................37

   7.5      Intellectual Property............................................37





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                                TABLE OF CONTENTS
                                   (CONTINUED)


SECTION 8      AGENT........................................................39

SECTION 9      CONTINUING SECURITY INTEREST; TRANSFER OF SECURED
               OBLIGATIONS..................................................40

SECTION 10     INDEMNITY AND EXPENSES.......................................41

SECTION 11     MISCELLANEOUS................................................41

   11.1     Notices.........................................................41

   11.2     Expenses........................................................41

   11.3     Amendments and Waivers..........................................42

   11.4     General Limitation on Secured Obligations.......................42

   11.5     Successors and Assigns..........................................43

   11.6     Independence of Covenants.......................................43

   11.7     Survival of Representations, Warranties and Agreements..........43

   11.8     Marshalling; Payments Set Aside.................................43

   11.9     Severability....................................................43

   11.10    Foreign Pledge Agreements.......................................43

   11.11    Headings........................................................44

   11.12    APPLICABLE LAW..................................................44

   11.13    CONSENT TO JURISDICTION.........................................44

   11.14    WAIVER OF JURY TRIAL............................................44

   11.15    Counterparts....................................................45

   11.16    Effectiveness...................................................45

   11.17    Entire Agreement................................................45

   11.18    Joinder.........................................................45






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                             SCHEDULES AND EXHIBITS


SCHEDULE I    -     GENERAL INFORMATION
SCHEDULE II   -     LOCATION OF EQUIPMENT, INVENTORY AND
                    COLLATERAL RECORDS
SCHEDULE III  -     INVESTMENT RELATED PROPERTY
SCHEDULE IV   -     MATERIAL CONTRACTS
SCHEDULE V    -     LETTERS OF CREDIT
SCHEDULE VI   -     INTELLECTUAL PROPERTY
SCHEDULE VII  -     COMMERCIAL TORT CLAIMS
SCHEDULE VIII -     INITIAL ACCOUNTS

Exhibit A-1 -     FORM OF PATENT SECURITY AGREEMENT
Exhibit A-2 -     FORM OF TRADEMARK SECURITY AGREEMENT
Exhibit B   -     FORM OF JOINDER SUPPLEMENT
Exhibit C   -     FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

















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




         This SECURITY AND PLEDGE AGREEMENT, dated as of October 18, 2002, is among Hawk Corporation, a Delaware corporation ("HAWK"), those Subsidiaries of Hawk listed on the signature page hereto and each Person that becomes a Grantor hereunder pursuant to SECTION 11.17 (each such Person, Hawk and the other Subsidiaries of Hawk signatory hereto are collectively referred to herein as the "GRANTORS" and each individually as a "GRANTOR"), and JPMorgan Chase Bank, a New York banking corporation, as the Agent (as hereinafter defined) for the benefit of the Secured Parties (as hereinafter defined).

                                    RECITALS:

         WHEREAS, reference is made to that certain Credit Agreement dated as of the date hereof, among each of the Grantors, the financial institutions from time to time party thereto, as lenders (the "LENDERS"), J.P. Morgan Business Credit Corp., as Advisor, and JPMorgan Chase Bank, as administrative and collateral agent for the Lenders (in such capacities, together with its successors in such capacities, the "AGENT") and as Issuing Bank, PNC Bank, National Association, as documentation agent (in such capacity together with its successors in such capacity, a "DOCUMENTATION AGENT"), and Fleet Capital Corp. as documentation agent (in such capacity, together with its successors in such capacity, a "DOCUMENTATION AGENT"; and together with the other Documentation Agent, the "DOCUMENTATION AGENTS"), (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT").

         WHEREAS, in consideration of the extensions of credit as set forth in the Credit Agreement each Grantor has agreed to secure all obligations under the Credit Agreement and the other Facility Documents as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Agent agree as follows:

SECTION 1        DEFINITIONS

         1.1 GENERAL DEFINITIONS. Capitalized terms used herein but not otherwise defined shall have the meanings given such terms in the Credit Agreement. In addition, as used herein, the following terms shall have the following meanings:

         "ACCOUNTS" shall mean (i) all "accounts" as defined in Article 9 of the UCC and (ii) shall include any account receivable or right of any Grantor to payment for goods sold or leased or for services rendered (whether secured or unsecured), regardless of whether classified as an account under the UCC, and all interest, late charges, penalties, collection fees and other sums which shall be due and payable in connection with any Account.

         "AGENT" shall have the meaning set forth in the recitals.

         "AGREEMENT" shall mean this Security and Pledge Agreement, as amended, restated, supplemented or otherwise modified from time to time.

         "AUTHENTICATE" shall mean "authenticate" as defined in Article 9 of the UCC.

         "BANKRUPTCY CODE" shall mean Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute.

         "CASH PROCEEDS" shall mean all proceeds of any Collateral consisting of cash, checks and other near-cash items.

         "CERTIFICATES OF DEPOSIT" shall have the meaning specified in the UCC.

         "CHATTEL PAPER" shall mean all "chattel paper" as defined in Article 9 of the UCC, including, without limitation, "electronic chattel paper" or "tangible chattel paper," as each term is defined in the UCC.

         "COLLATERAL" shall have the meaning set forth in SECTION 2.1 hereof.

         "COLLATERAL RECORDS" shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

         "COLLATERAL SUPPORT" shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

         "COMMERCIAL TORT CLAIMS" shall mean all "commercial tort claims" as defined in the UCC, including, without limitation, all commercial tort claims listed and described with specification on SCHEDULE VII hereto (as such schedule may be amended or supplemented from time to time).

         "COMMODITIES ACCOUNTS" (i) shall mean all "commodity accounts" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on SCHEDULE III hereto under the heading "Commodities Accounts" (as such schedule may be amended or supplemented from time to time).

         "COPYRIGHT LICENSES" shall mean any and all agreements granting any right in, to or under Copyrights (whether the applicable Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in SCHEDULE VI (as such schedule may be amended or supplemented from time to time).

         "COPYRIGHTS" shall mean all United States and foreign copyrights, including but not limited to copyrights in software and databases, and Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing:
(i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in SCHEDULE VI (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world,
(iv) all rights to sue for past, present and future infringements thereof, (v) all licenses, claims, damages, and proceeds of suit arising





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therefrom, and (vi) all payments and rights to payments arising out of the sale, lease, license, assignment, or other disposition thereof.

         "CREDIT AGREEMENT" shall have the meaning set forth in the recitals.

         "DEPOSIT ACCOUNTS" (i) shall mean all "deposit accounts" as defined in
Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on SCHEDULE III hereto under the heading "Deposit Accounts" (as such schedule may be amended or supplemented from time to time).

         "DOCUMENTATION AGENT" shall have the meaning set forth in the recitals.

         "DOCUMENTS" shall mean all "documents" as defined in Article 9 of the UCC.

         "DOCUMENTS EVIDENCING GOODS" shall mean all Documents evidencing, representing or issued in connection with Goods.

         "DOMESTIC SUBSIDIARY" means any Subsidiary other than a Foreign Subsidiary.

         "EQUIPMENT" shall mean: (i) all "equipment" as defined in the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, and tools (in each case, regardless of whether characterized as equipment under the UCC), (iii) all Fixtures, and (iv) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing.

         "FIXTURES" shall mean all "fixtures" as defined in Article 9 of the UCC other than heating, ventilation and cooling systems, alarms and other security or alert devices or systems, fire sprinklers and other fire retarding devices or systems, and lighting fixtures.

         "FOREIGN PLEDGE AGREEMENT" shall mean any supplemental pledge agreement governed by the laws of the jurisdiction other than the United States or a State thereof executed and delivered by a Grantor pursuant to the terms of this Agreement, in form and substance reasonably satisfactory to the Agent, as may be necessary or desirable under the laws of organization or incorporation of a Subsidiary of the Grantor to further protect or perfect the Lien on and security interest in any Collateral.

         "GENERAL INTANGIBLES" (i) shall mean all "general intangibles" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds and all licenses, permits, concessions, franchises and authorizations, contracts (including leases of real and personal property, vendor or customer contracts and all franchise, distribution, design, consulting, construction engineering, management and advertising and related agreements) and all websites and, in each case, regardless of whether characterized as general intangibles under the UCC.

         "GOODS" (i) shall mean all "goods" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory, Equipment, Documents Evidencing Goods, and Software Embedded In Goods.




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

         "GRANTOR" shall have the meaning set forth in the preamble.

         "GUARANTORS" shall mean, collectively, those Subsidiaries that are or hereafter become, a party to the Credit Agreement as a "Guarantor."

         "INDEMNITEE" shall mean the Agent and its Affiliates and each of their officers, partners, directors, trustees, employees, and agents.

         "INITIAL ACCOUNTS" shall have the meaning set forth in SECTION
4.3(d)(i).

         "INSTRUMENTS" shall mean all "instruments" as defined in Article 9 of the UCC.

         "INSURANCE" shall mean: (i) all insurance policies covering any or all of the Collateral (regardless of whether the Agent is the loss payee thereof) and (ii) any key man life insurance policies.

         "INTELLECTUAL PROPERTY" shall mean, collectively, the Copyrights, Patents, Trademarks, Trade Secrets, and Intellectual Property Licenses and the entire goodwill of any Grantor or other general intangible connected with the use of or symbolized by any of the foregoing.

         "INTELLECTUAL PROPERTY LICENSES" shall mean, collectively, the Copyright Licenses, Patent Licenses, Trademark Licenses, and Trade Secret Licenses.

         "INVENTORY" shall mean: (i) all "inventory" as defined in the UCC, (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, (iii) all raw materials, work in process, finished goods, supplies, merchandise and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor's business, (iv) all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind, and (v) all goods which are returned to or repossessed by any Grantor, and in each case, all accessions thereto and products thereof (regardless of whether characterized as inventory under the UCC).

         "INVESTMENT ACCOUNTS" shall mean the Collateral Account, Securities Accounts, Commodities Accounts, and Deposit Accounts.

         "INVESTMENT RELATED PROPERTY" shall mean: (a) all "investment property" (as such term is defined in Article 9 of the UCC) and (b) all of the following (regardless of whether classified as investment property under the UCC): (i) Pledged Equity Interests, (ii) Pledged Debt, (iii) Investment Accounts, and (iv) Certificates of Deposit.

         "JOINDER SUPPLEMENT" shall have the meaning set forth in SECTION 11.17.

         "LENDERS" shall have the meaning set forth in the recitals.

         "LETTER OF CREDIT RIGHT" shall mean "letter-of-credit right" as defined in the UCC.





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

         "MATERIAL ACCOUNT DEBTOR" shall mean each Person who is obligated on any one or more Receivables or any Supporting Obligation related thereto in excess of $1,000,000 in the aggregate.

         "MATERIAL CONTRACT" shall mean (i) each contract listed on SCHEDULE IV hereto, (ii) each supply contract and customer contract that is material to the business, operations or condition of the Grantors taken as a whole, (iii) each labor contract and (iv) any other contract or other arrangement to which any Grantor is a party which is material to the business, operations or condition, financial or otherwise, of the Grantors taken as a whole.

         "MONEY" shall mean "money" as defined in the UCC.

         "NON-ASSIGNABLE CONTRACT" shall mean any Material Contract to which any Grantor is a party that by its terms purports to restrict or prevent or penalize the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise irrespective of whether such prohibition or restriction is enforceable under Sections 9-406 through 409 of the UCC).

         "NON-PAYMENT CONTRACT" shall mean any contract or agreement to which any Grantor is a party other than any contract where the account debtor's principal obligation is a monetary obligation; PROVIDED, HOWEVER that Non-payment Contracts shall not include any Receivables.

         "PATENT LICENSES" shall mean all agreements granting any right in, to, or under Patents (whether the applicable Grantor is licensee or licensor thereunder) including without limitation, each agreement referred to in SCHEDULE VI hereto (as such schedule may be amended or supplemented from time to time).

         "PATENT SECURITY AGREEMENT" shall mean an agreement in the form set forth in EXHIBIT A-1.

         "PATENTS" shall mean all United States, state and foreign patents and certificates of invention, or similar industrial property rights, including, but not limited to, each patent referred to in SCHEDULE VI hereto (as such schedule may be amended or supplemented from time to time), and with respect to any and all of the foregoing, (i) all applications therefor including, without limitation, the patent applications referred to in SCHEDULE VI hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all payments and rights to payments arising out of the sale, lease, license, assignment, or other disposition thereof.

         "PAYMENT INTANGIBLE" shall have the meaning specified in the UCC.

         "PLEDGED ALTERNATIVE EQUITY INTERESTS" shall mean all participation or other interests in any equity or profits of any business entity and the certificates, if any, representing such interests, all dividends, distributions, cash, warrants, rights, options, instruments, securities




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

and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests, and any other warrant, right or option to acquire any of the foregoing; PROVIDED, HOWEVER, that Pledged Alternative Equity Interests shall not include any Pledged Stock, Pledged Partnership Interests, Pledged LLC Interests and Pledged Trust Interests.

         "PLEDGED DEBT" shall mean all indebtedness for borrowed money owed to any Grantor, whether or not evidenced by any instrument or promissory note, including, without limitation, all indebtedness described on SCHEDULE III hereto under the heading "Pledged Debt" (as such schedule may be amended or supplemented from time to time), all monetary obligations owing to any Grantor from any other Grantor, the instruments evidencing any of the foregoing, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

         "PLEDGED EQUITY INTERESTS" shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests, Pledged Trust Interests and Pledged Alternative Equity Interests.

         "PLEDGED LLC INTERESTS" shall mean all interests in any limited liability company owned by any Grantor including, without limitation, all limited liability company interests listed on SCHEDULE III hereto under the heading "Pledged LLC Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and any other warrant, right or option to acquire any of the foregoing.

         "PLEDGED PARTNERSHIP INTERESTS" shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership owned by any Grantor including, without limitation, all partnership interests listed on SCHEDULE III hereto under the heading "Pledged Partnership Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and any other warrant, right or option to acquire any of the foregoing.

         "PLEDGED STOCK" shall mean all shares of capital stock owned by any Grantor, including, without limitation, all shares of capital stock described on
SCHEDULE III hereto under the heading "Pledged Stock" (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or






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

otherwise distributed in respect of or in exchange for any or all of such shares and any other warrant, right or option to acquire any of the foregoing; provided, however, that the pledged stock shall not include (a) more than 66% in the aggregate of the combined voting power of all classes of capital stock or similar equity interest of any Foreign Subsidiary of Hawk and (b) any capital stock of Hawk held as treasury shares.

         "PLEDGED TRUST INTERESTS" shall mean all interests in a Delaware business trust or other trust owned by any Grantor including, without limitation, all trust interests listed on SCHEDULE III hereto under the heading "Pledged Trust Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests and any other warrant, right or option to acquire any of the foregoing.

         "PROCEEDS" shall mean: (i) all "proceeds" as defined in Article 9 of the UCC, (ii) all payments or distributions made with respect to any Investment Related Property, and (iii) whatever is receivable or received when Collateral or proceeds are sold, leased, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

         "RECEIVABLES" shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) Instruments, and (v) to the extent not otherwise covered above, all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of each Grantor's rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records; PROVIDED, HOWEVER, that Receivables shall not include any Investment Related Property.

         "RECEIVABLES RECORDS" shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of any Grantor or any computer bureau or agent from time to time acting for any Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto, and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

         "RECORD" shall have the meaning specified in the UCC.



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

         "REPRESENTATION DATE" shall mean each of (i) the date hereof and (ii) each day on which a borrowing is made.

         "SECURED OBLIGATIONS" shall mean (i) all Obligations of every nature of each Grantor from time to time owed to the Agent or any Secured Party hereunder or under any Facility Document, and (ii) all other obligations of every nature of each Grantor from time to time owed to any Affiliate of the Agent.

         "SECURED PARTY" shall mean each of the Lenders, the Agent, each Affiliate of the Agent, the beneficiaries of each indemnification obligation undertaken by the Grantors under any of the Facility Documents, and the successors and assigns of each of the foregoing.

         "SECURITIES" shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

         "SECURITIES ACCOUNTS" (i) shall mean all "securities accounts" as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on SCHEDULE III hereto under the heading "Securities Accounts" (as such schedule may be amended or supplemented from time to time).

         "SOFTWARE EMBEDDED IN GOODS" means, with respect to any Goods, any computer program embedded in Goods and any supporting information provided in connection with a transaction relating to the program if (i) the program is associated with the Goods in such a manner that it customarily is considered part of the Goods or (ii) by becoming the owner of the Goods a person acquires a right to use the program in connection with the Goods.

         "STATE" shall mean a State of the United States, the District of Columbia, Puerto Rico, the United States Virgin Islands, or any territory or insular possession subject to the jurisdiction of the United States.

         "SUPPORTING OBLIGATION" shall mean all "supporting obligations" as defined in the UCC.

         "TAX CODE" shall mean the United States Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

         "TRADE SECRET LICENSES" shall mean any and all agreements granting any right in, to, or under Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in SCHEDULE VI hereto (as such schedule may be amended or supplemented from time to time).

         "TRADE SECRETS" shall mean all trade secrets and all other confidential or proprietary information and know-how (including, without limitation, customer lists, inventions, procedures, methods and formulae), whether or not reduced to a writing or other tangible form, including, without limitation, with respect to any and all of the foregoing: (i) all documents and things embodying, incorporating, or referring in any way thereto, (ii) all rights to sue for past, present and future infringement thereof, (iii) all licenses, claims, damages, and proceeds of suit arising therefrom, and (iv) all payments and rights to payments arising out of the sale, lease, license, assignment, or other dispositions thereof.

         "TRADEMARK LICENSES" shall mean any and all agreements granting any right in, to, or under Trademarks (whether a Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in
SCHEDULE VI hereto (as such schedule may be amended or supplemented from time to time).

         "TRADEMARK SECURITY AGREEMENT" shall mean an agreement in the form set forth in EXHIBIT A-2.

         "TRADEMARKS" shall mean all United States, state and foreign trademarks, service marks, certification marks, collective marks, trade names, corporate names, d/b/as, business names, fictitious business names, internet domain names, trade styles, logos, other source or business identifiers, designs and general intangibles of a like nature, rights of publicity and privacy pertaining to the names, likeness, signature and biographical data of natural persons, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, but not limited to, the registrations and applications referred to in SCHEDULE VI hereto (as such schedule may be amended or supplemented from time to time) but excluding intent to use applications unless and until statements of use or amendments to allege use are filed with respect to such applications, (ii) the goodwill of the business symbolized thereby, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringement or dilution thereof or for any injury to goodwill, (v) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vi) all payments and rights to payments arising out of the sale, lease, license assignment or other disposition thereof.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

         1.2 DEFINITIONS; INTERPRETATION. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC. References to "Sections," "Annexes" and "Schedules" shall be to Sections, Annexes and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2        GRANT OF SECURITY

         2.1 GRANT OF SECURITY. Each Grantor hereby grants to the Agent a security interest and continuing lien on all of such Grantor's right, title and interest in, to and under all personal property of such Grantor including, but not limited to, the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the "COLLATERAL"):

                  (i)    Documents;

                  (ii) Goods (including Documents Representing Goods and Software Embedded in Goods);

                  (iii)  Insurance;

                  (iv)   Intellectual Property;

                  (v)    Investment Related Property;

                  (vi)   Letter of Credit Rights;

                  (vii)  Money;

                  (viii) Non-payment Contracts;

                  (ix)   Receivables and Receivables Records;

                  (x)    Commercial Tort Claims;

                  (xi) to the extent not otherwise included above, all General Intangibles, motor vehicles, rolling stock and other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

                  (xii) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

         2.2 CERTAIN LIMITED EXCLUSIONS. Notwithstanding anything herein to the contrary, in no event shall the security interest granted under SECTION 2.1 hereof attach to (a) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code or principles of equity), PROVIDED, HOWEVER, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attach immediately upon the execution hereof to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in
(i) or (ii); or (b) in any of the outstanding capital stock of a Foreign Subsidiary in excess of 66% of the voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote; PROVIDED, that immediately upon the amendment of the Tax Code to allow the pledge of a greater percentage of the voting power of capital stock in a Foreign Subsidiary without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each Foreign Subsidiary.

SECTION 3    SECURITY FOR OBLIGATIONS.

         3.1 SECURITY FOR OBLIGATIONS. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. sec.362(a) (and any successor provision thereof)), of all Secured Obligations.

         3.2 CONTINUING LIABILITY UNDER COLLATERAL. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended as or shall be a delegation of duties to the Agent or any Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4    REPRESENTATIONS AND WARRANTIES AND COVENANTS.

         4.1 Generally.

         (a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, on each Representation Date, that:

                  (i) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Liens, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person;

                  (ii) it has been duly organized as a corporation, limited liability company or limited partnership, as the case may be, solely under the laws of the jurisdiction identified on SCHEDULE IA hereto opposite its name, as the case may be, and remains duly existing as such, and such Grantor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction;

                  (iii) the execution and delivery of this Agreement by such Grantor and the performance by it of its obligations under this Agreement are within its corporate or other powers and have been duly authorized by all necessary corporate or other action;

                  (iv) upon (A) the timely filing of all UCC financing statements naming such Grantor as "debtor" and the Agent as "secured party" and describing the Collateral in the filing offices set forth opposite such Grantor's name on SCHEDULE I(D) hereof (as such schedule may be amended or supplemented from time to time), (B) the execution and delivery of the Controlled Account Agreements by the Grantors party thereto, and (C) the recording of the Patent Security Agreement and Trademark Security Agreement in the forms set forth in EXHIBIT A-1 and EXHIBIT A-2 in the U.S. Patent and Trademark Office within three (3) months of the date hereof against the U.S. issued Patents and Trademarks included in the Collateral, the security interests granted to the Agent hereunder constitute valid and perfected Liens, which Liens other than in the case of Fixtures are first priority Liens (subject in all cases only to Permitted Liens);

                  (v) other than the financing statements filed in favor of the Agent and financing statements for which such Grantor has delivered proper UCC termination statements to the Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for financing statements filed in connection with Permitted Liens;

                  (vi) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (y) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Agent hereunder or (z) the exercise by Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (iv) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities and as may be required under federal laws pertaining to Intellectual Property;

                  (vii) all actions and consents, including all filings, notices, registrations and recordings necessary or desirable for the exercise by the Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;

                  (viii) it has indicated on SCHEDULE I(A) hereto (as such schedule may be amended or supplemented from time to time): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number and (z) the jurisdiction where the chief executive office or its sole place of business is (or, if such Grantor is a natural person, principal residence and principal place of business), and for the one-year period preceding the date hereof has been, located;

                  (ix) the full legal name of such Grantor is as set forth on
         SCHEDULE I(A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on SCHEDULE I(B) (as such schedule may be amended or supplemented from time to time);

                  (x) except as provided on SCHEDULE I(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or, if such Grantor is a natural person, principal residence or principal place of business) or its corporate structure in any way (e.g. by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;

                  (xi) such Grantor has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person other than any such security agreement which has heretofore been terminated or which creates a Permitted Lien;

                  (xii) all information supplied by such Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;

                  (xiii) none of the Collateral constitutes, or is the Proceeds of, "farm products" (as defined in the UCC); and

                  (xiv) all Collateral Records are and will be kept at one or more of the addresses identified on SCHEDULE II hereto.

         (b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that:

                  (i) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and it shall defend the Collateral against all Persons at any time claiming any interest therein;

                  (ii) it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

                  (iii) it shall not change its name, identity, corporate structure (e.g. by merger, consolidation, change in corporate form or otherwise), sole place of business (or principal residence if such Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization or establish any trade names unless it shall have (a) notified the Agent in writing, at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business (or principal residence if such Grantor is a natural person), chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Agent's security interest in the Collateral granted or intended to be granted and agreed to hereby;

                  (iv) it shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on such Grantor's books in accordance with GAAP; PROVIDED, such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five
         (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment;

                  (v) upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Agent in writing of any event that may materially and adversely affect the value of the Collateral or any material portion thereof, the ability of such Grantor or the Agent to dispose of the Collateral or any material portion thereof, or the rights and remedies of the Agent in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any material portion thereof;

                  (vi) except as expressly permitted by the Credit Agreement, it shall not take or permit any action which could impair the Agent's rights in the Collateral;

                  (vii) except as expressly permitted by the Credit Agreement, it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral; and

                  (viii) such Grantor will take, and will cause each of its Subsidiaries to take, all action or actions as may be necessary to prevent any of the Collateral from becoming fixtures.

                  4.2 Equipment and Inventory.

              (a) REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants, on each Representation Date, that:

                  (i) all of the Equipment and Inventory included in the Collateral is currently kept, and since June 14, 2002, has been kept, only at the locations specified in SCHEDULE II hereto (as such schedule may be amended or supplemented from time to time);

                  (ii) any Inventory previously or hereafter produced by such Grantor included in the Collateral was and will be produced in material compliance with the requirements of the Fair Labor Standards Act, as amended; and

                  (iii) no Inventory or Equipment with a value in excess of $750,000 in the aggregate is in the possession of one or more issuers of negotiable documents (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession or control of any one or more third parties, including, without limitation, any warehouseman, bailee or agent.

              (b) COVENANTS AND AGREEMENTS. Each Grantor covenants and agrees that:

                  (i) it shall keep the Equipment and Inventory in the locations specified on SCHEDULE II hereto (as such schedule may be amended or supplemented from time to time) unless it shall have (a) notified the Agent in writing, at least thirty (30) days prior to any change in locations, identifying such new locations and to the extent required by the Credit Agreement providing Landlord's Waivers and Consents with respect to such new location and such other information in connection therewith as the Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Agent's security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Agent to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory;

                  (ii) it shall keep correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity of Inventory, such Grantor's cost therefor and (where applicable) the current list prices for the Inventory, in each case, in reasonable detail;

                  (iii) except as may be required by any applicable law, it shall not deliver any Document Evidencing Goods to any Person other than (x) the issuer of such Document to claim the Goods evidenced therefor or (y) the Agent;

                  (iv) if any Equipment or Inventory is in possession or control of any one or more third parties, including, without limitation, any warehouseman, bailee or agent, such Grantor shall join with the Agent in notifying such third parties of the Agent's security interest and using its best efforts to obtain an Authenticated acknowledgment from such third parties that it is holding the Equipment and Inventory for the benefit of the Agent and will act upon the instructions of the Agent without further consent from any Grantor or any other Person; PROVIDED, HOWEVER, that this

         SECTION 4.2(b)(iv) shall not be applicable with respect to Equipment and Inventory in possession or control of any one third party with a value of less than $100,000 at any time; and

                  (v) with respect to any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, upon the request of the Agent, (A) provide information with respect to any such Equipment, (B) execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) deliver to the Agent copies of all such applications or other documents filed and copies of all such certificates of title issued indicating the security interest created hereunder and the items of Equipment covered thereby.

              4.3 Receivables.

              (a) REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants, on each Representation Date, that:

                  (i) each Receivable (a) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (b) is and will be enforceable in accordance with its terms, except to the extent that enforceability may be subject to limitations imposed by general principles of equity or applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally, (c) is not and will not be subject to any setoffs, defenses, taxes, counterclaims (except for discounts required by contract or agreement made in the ordinary course of business, corrections of billing errors in the ordinary course of business and discounts, credits and allowances expressly permitted by SECTION 4.3(b)(v)) and (d) is and will be in compliance with all applicable laws, whether federal, state, local or foreign;

                  (ii) none of the Account Debtors in respect of any Receivable that is included in the Borrowing Base calculation set forth on any Borrowing Base Certificate is the government of the United States, any agency or instrumentality thereof, any state or municipality, or any foreign sovereign. No Receivable requires the consent of the Account Debtor in respect thereof in connection with the pledge hereunder, except any consent which has been obtained; and

                  (iii) with respect to Accounts: (A) each existing Account represents, and each future Account shall represent, a bona fide sale or lease and delivery of goods or rendition of services by such Grantor in the ordinary course of business; (B) each existing Account is, and each future Account shall be, at the time any such Account arose and at the time any such Account is billed, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor, without offset, deduction, defense, or counterclaim, other than discounts required by contract or agreement made in the ordinary course of business (including to resolve warranty claims), corrections of billing errors in the ordinary course of business, and modifications, discounts, credits and allowances expressly permitted by SECTION 4.3(b)(v); (C) each copy of an invoice or claim form delivered to the Agent by such Grantor shall be a genuine copy of the original invoice or claim form sent to the Account Debtor named therein; (D) all goods described in any invoice or claim form representing a sale of goods shall have been delivered to the Account Debtor in the ordinary course of business and all services of such Grantor described in any invoice or claim form shall have been performed in the ordinary course of business; and (E) no direction of any Grantor or any other Person is in effect directing any Account Debtor to make payments in respect of the Accounts other than to a Lock Box or a Controlled Account.

              (b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that:

                  (i) it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

                  (ii) it shall perform in all material respects all of its obligations with respect to the Receivables;

                  (iii) it shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) other than as expressly permitted by SECTION 4.3(b)(v) release, wholly or partially, any Person liable for the payment of any Receivable, (y) other than as expressly permitted by SECTION 4.3(b)(v), compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, or (z) other than as expressly permitted by SECTION 4.3(b)(v), allow any credit or discount on any Receivable;

                  (iv) it shall mark conspicuously, in form and manner reasonably satisfactory to the Agent, all Chattel Paper, Instruments and other evidence of Receivables (other than any delivered to the Agent as provided herein), as well as the Receivables Records with an appropriate reference to the fact that the Agent has a security interest therein;

                  (v) with respect to Accounts: (A) it shall not re-date any invoice, claim form or sale relating to any Account; (B) if it becomes aware of any matter that is reasonably likely to materially adversely affect any Material Account Debtor's ability to pay on a timely basis its Accounts, such Grantor shall promptly so advise the Agent; (C) it shall not accept any note, warrant or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account with an outstanding principal balance in excess of two hundred thousand dollars ($200,000) without the written consent of the Agent (it being understood that if the Agent consents to the acceptance of any such note, warrant or other instrument, it shall be considered as evidence of the Account and not payment thereof, and such Grantor shall promptly deliver such note, warrant or instrument to the Agent appropriately endorsed and regardless of the form of presentment, demand, notice of dishonor, protest, and notice of protest with respect thereto, the Grantor to the extent it receives payment thereon shall remain liable thereon until such note, warrant or instrument is paid in full); (D) it shall notify the Agent promptly of all disputes and claims (other than as to discounts required by contract or agreement made in the ordinary course of business, corrections of billing errors in the ordinary course of business and price increases requested or required in the ordinary course of business) with any Material Account Debtor; (E) it shall not grant any discount, credit or allowance with respect to any Account to any Account Debtor without the consent of the Agent, except for modifications, extensions, discounts, credits and allowances: (i) required by contract or agreement made in the ordinary course of business (including to resolve warranty claims) and corrections of billing errors in the ordinary course of business; (ii) outside the ordinary course of business but in accordance with reasonable business practices and involving aggregate concessions not in excess of five hundred thousand dollars ($500,000) in any fiscal year or (iii) outside the ordinary course of business but in accordance with reasonable business practices which are acceptable to the Agent; (F) if an Account Debtor returns any inventory to such Grantor when no Event of Default exists, then such Grantor shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount; PROVIDED that such Grantor shall promptly report to the Agent in the event that the aggregate amount of such returns exceed one hundred thousand dollars ($100,000) during any year with respect to any single Account Debtor (which report shall indicate the reasons for the returns and the locations and condition of the returned inventory); and (G) if an Account Debtor returns any inventory to such Grantor when an Event of Default exists and such inventory is returned in a condition that makes it unfit for resale in the ordinary course of business, such Grantor shall: (i) hold such returned inventory in trust for the Agent; (ii) segregate all such returned inventory from all of its other property; (iii) dispose of such returned inventory solely according to the written instructions of the Agent; and (iv) not issue any credits or allowances with respect thereto without the prior written consent of the Required Lenders. All returned inventory shall remain subject to the Agent's security interest. Whenever any inventory is returned for which an Account had been created, such Account shall be credited to the extent of such returned Inventory, with the credit reported in the Weekly Collateral Certificate; and

                  (vi) it shall use its best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

              (c) DELIVERY AND CONTROL OF RECEIVABLES. With respect to any Receivable in excess of two hundred thousand dollars ($200,000) that is evidenced by, or constitutes, tangible Chattel Paper or Instruments, each Grantor shall, at the request of the Agent, cause each originally executed copy thereof to be delivered to the Agent (or its agent or designee) appropriately endorsed to the Agent or endorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and
(ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. With respect to any Receivable in excess of two hundred thousand dollars ($200,000) which would constitute "electronic chattel paper" under the UCC, each Grantor shall, at the request of the Agent, take all steps necessary to give the Agent control over such Receivables

(within the meaning of Section 9-105 of the UCC): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and
(ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. Any Receivable not otherwise required to be delivered or subjected to the control of the Agent in accordance with this subsection (c) shall be delivered or subjected to such control upon the request of the Agent.

         (d) Collection of Accounts.

                  (i) On or as soon as practicable after the Closing Date, each Grantor shall (A) direct all of its Account Debtors to make all payments on Accounts directly to one (1) or more Lock Boxes or Controlled Accounts, (B) establish Controlled Accounts with the Agent or such other financial institutions as shall be acceptable to the Agent, into which all payments received in the Lock Boxes shall be deposited, and into which the Grantors will promptly deposit all payments made for inventory or services sold or rendered by the Grantors and received by the Grantors in the identical form in which such payments were made, whether by cash or check; and (C) cause each other Domestic Subsidiary and Affiliate, and any other Person acting for or in concert with the Grantors or their Domestic Subsidiaries that receives any monies, checks, notes, drafts or other payments relating to or as proceeds of Accounts or other Collateral, to promptly remit the same (or cause the same to be remitted) in hand to the Controlled Accounts.

                  (ii) The Grantors agree to pay all reasonable fees, costs and expenses which the Grantors and their Subsidiaries incur in connection with opening and maintaining any Lock Box and Controlled Account. All of such fees, costs and expenses which remain unpaid pursuant to any Lock Box or Controlled Account Agreement, to the extent same shall have been paid by the Agent hereunder, shall constitute Obligations under the Credit Agreement, shall be payable to the Agent by the Grantors upon demand, and, until paid, shall bear interest at the highest rate then applicable to Base Rate Loans. All checks, drafts, instruments and other items of payment or proceeds of Collateral delivered to the Agent in kind shall be endorsed by the Grantors and their Domestic Subsidiaries, to the Agent, and, if that endorsement of any such item shall not be made for any reason, the Agent is hereby irrevocably authorized to endorse the same on behalf of the Grantors and their Domestic Subsidiaries, notwithstanding the inclusion on any such item of restrictive notations such as "paid in full," "balance of account," or other restrictions.

                  (iii) Without limiting SECTION 6.1, for the purpose of this
         SECTION 4.3(d), and effective so long as this Agreement shall remain in force and effect, each of the Grantors, on behalf of itself and its Domestic Subsidiaries, irrevocably hereby makes, constitutes and appoints the Agent (and all Persons designated by the Agent for that purpose) as such Grantor's or such Subsidiary's true and lawful attorney and agent-in-fact (A) to endorse the name of such Grantor or its Domestic Subsidiary upon said items of payment and/or proceeds of Collateral of the Grantors and upon any Chattel Paper, Document, Instrument, invoice or similar document or agreement relating to any account receivable of the Grantors and their Domestic Subsidiaries or goods pertaining thereto; (B) to take control in any manner of any item of payment or proceeds thereof; (C) to have access to any Lock Box or postal box into which any checks or other forms of payment in respect of accounts receivable of the Grantors and their Domestic Subsidiaries are remitted; and (D) to open all mail containing checks and other forms of payment in respect of accounts receivable of the Grantors and their Domestic Subsidiaries and process such checks and other forms of payment.

                  (iv) The Agent (and all Persons designated by the Agent for such purpose) may, at any time and from time to time after the occurrence and during the continuance of an Event of Default, whether before or after notification to any Account Debtor and whether before or after the maturity of any of the Secured Obligations, (A) enforce collection of any accounts receivable or contract rights of the Grantors and their Domestic Subsidiaries by suit or otherwise; (B) exercise all of the rights and remedies of the Grantors and their Domestic Subsidiaries with respect to proceedings brought to collect any accounts receivable; (C) surrender, release or exchange all or any part of any accounts receivable of the Grantors and their Domestic Subsidiaries, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder;
         (D) sell or assign any account receivable of the Grantors and their Domestic Subsidiaries upon such terms, for such amount and at such time or times as the Agent deems advisable; (E) prepare, file and sign the names of the Grantors and their Domestic Subsidiaries on any proof of claim in bankruptcy or other similar document against any account debtor indebted on an account receivable of the Grantors and their Domestic Subsidiaries; and (F) do all other acts and things which are necessary, in the Agent's sole discretion, to fulfill the Secured Obligations and to allow the Agent to collect the accounts receivable. In addition to any other provision hereof or in any of the other Facility Documents, the Agent may at any time on or after the occurrence of an Event of Default, at the sole expense of the Grantors and their Domestic Subsidiaries, notify any parties obligated on any of the accounts receivable of the Grantors and their Domestic Subsidiaries to make payment directly to the Agent of any amounts due or to become due thereunder.

                  (v) In the event that any Account Debtor remits any payments directly to such Grantor rather than to a Lock Box or a Controlled Account, such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Agent over such payments (including, without limitation, delivery thereof to the Agent) and pending any such action such Grantor shall be deemed to hold such payments in trust for the benefit of the Agent and such payments shall be segregated from all other property of such Grantor.

         4.4 Investment Related Property.

                  4.4.1 PLEDGED EQUITY INTERESTS.

              (a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, on each Representation Date, that:

                  (i) SCHEDULE III hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings "Pledged Stock," "Pledged

         LLC Interests," "Pledged Partnership Interests" and "Pledged Trust Interests," respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by such Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

                  (ii) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

                  (iii) without limiting the generality of SECTION 4.1(a)(vi), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Agent in any Pledged Equity Interests or the exercise by the Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;

                  (iv) none of the Pledged LLC Interests or the Pledged Partnership Interests are or represent interests in issuers that: (a) are registered as investment companies, (b) are dealt in or traded on securities exchanges or markets, or (c) have opted to be treated as securities under the uniform commercial code of any jurisdiction;

              (b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that:

                  (i) without the prior written consent of the Agent, it shall not vote to enable or take any other action to: (a) other than as permitted under the Credit Agreement, amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of such Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Agent's security interest, (b) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (c) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of its assets,
         (d) waive any default under or breach of any terms of any organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC;

                  (ii) it shall comply with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall enforce all of its rights with respect to any Investment Related Property;

                  (iii) without the prior written consent of the Agent, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless such merger or consolidation is permitted by the Credit Agreement and (A) such issuer creates a security interest in favor of the Agent that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (B) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantors; PROVIDED, that if the surviving or resulting corporation upon any such merger or consolidation constitutes an issuer which is a Foreign Subsidiary, then such Grantor shall only be required to pledge equity interests in accordance with SECTION 2.2; and

                  (iv) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Agent or its nominee following an Event of Default and to the substitution of the Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

                  4.4.2 PLEDGED DEBT.

              (a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, on each Representation Date, that SCHEDULE III hereto (as such schedule may be amended or supplemented from time to time) sets forth under the heading "Pledged Debt" all of the Pledged Debt owned by such Grantor and all of such Pledged Debt (i) to the knowledge of such Grantor, (x) has been duly authorized, authenticated or issued and delivered and (y) is the legal, valid and binding obligation of the issuers thereof, (ii) is not in default and (iii) constitutes all of the issued and outstanding inter-company indebtedness evidenced by an instrument or certificated security of the respective issuers thereof owing to such Grantor.

              (b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that it shall notify the Agent of any default under any Pledged Debt that has caused, either in any case or in the aggregate, a Material Adverse Effect.

                  4.4.3 INVESTMENT ACCOUNTS.

              (a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, on each Representation Date, that:

                  (i) SCHEDULE III hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings "Securities Accounts" and

         "Commodities Accounts," respectively, all of the Securities Accounts and Commodities Accounts in which such Grantor has an interest. Such Grantor is the sole entitlement holder of each such Securities Account and Commodities Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Agent pursuant hereto) having "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or any securities or other property credited thereto;

                  (ii) SCHEDULE III hereto (as such schedule may be amended or supplemented from time to time) sets forth under the heading "Deposit Accounts" all of the Deposit Accounts in which such Grantor has an interest and such Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Agent pursuant hereto) having either sole dominion and control (within the meaning of common law) or "control" (within the meaning of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and

                  (iii) each Grantor has taken all actions necessary or desirable, including those specified in SECTIONS 4.4.3(b) and 4.4.4(b), to: (a) establish the Agent's "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, uncertificated Securities, Securities Accounts, Securities entitlements or Commodity Accounts (each as defined in the UCC); (b) establish the Agent's "control" (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts; and (c) deliver all Instruments to the Agent.

              (b) Delivery and Control.

                  (i) Each Grantor agrees that with respect to any Investment Related Property owned by such Grantor consisting of Securities Accounts or Securities entitlements, it shall cause the securities intermediary maintaining such Securities Account or Securities entitlement to enter into an agreement substantially in the form of EXHIBIT C hereto pursuant to which it shall agree to comply with the Agent's "entitlement orders" without further consent by such Grantor. Each Grantor also agrees that with respect to any Investment Related Property owned by such Grantor that is a Deposit Account, it shall cause the depositary institution maintaining such account to enter into a Controlled Account Agreement, pursuant to which the Agent shall have both sole dominion and control over such Deposit Account (within the meaning of the common law) and "control" (within the meaning of Section 9-104 of the UCC) over such Deposit Account. Each Grantor shall have entered into such control agreement or agreements with respect to: (i) any Securities Accounts, Securities entitlements or Deposit Accounts that exist on the Representation Date, as of or prior to the Representation Date and any Securities Accounts, Securities entitlements or Deposit Accounts that are created or acquired after the Representation Date, as of or prior to the deposit or transfer of any such Securities entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or Deposit Accounts.

                  4.4.4 INVESTMENT RELATED PROPERTY GENERALLY.

              (a) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that:

                  (i) in the event it acquires rights in any Investment Related Property after the date hereof, it shall immediately notify the Agent thereof and deliver to the Agent supplements to Schedules hereto identifying such new Investment Related Property and all other Investment Related Property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Agent shall attach to all Investment Related Property immediately upon any Grantor's acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to SCHEDULE III as required hereby;

                  (ii) in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Agent over such Investment Related Property (including, without limitation, delivery thereof to the Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Agent and shall be segregated from all other property of such Grantor; and

                  (iii) if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, such Grantor shall, upon the request of the Agent, take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such issuer's jurisdiction to insure the validity, perfection and priority of the security interest of the Agent. Upon the occurrence of an Event of Default and during the continuance thereof, the Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent. In addition, the Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.

              (b) DELIVERY AND CONTROL.

                  (i) Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this SECTION 4.4.4(b) on or before the Representation Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this
         SECTION 4.4.4(b) immediately upon acquiring rights therein, in each case in form and substance satisfactory to the Agent. Each Grantor agrees that with respect to any

         Investment Related Property that is represented by a certificate or that is an "instrument" (other than any Investment Related Property credited to a Securities Account) it shall cause such certificate or instrument to be delivered to the Agent, endorsed in blank by an "effective endorsement" (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a "certificated security" for purposes of the UCC. With respect to any Investment Related Property that is an "uncertificated security" for purposes of the UCC (other than any "uncertificated securities" credited to a Securities Account), it shall cause the issuer of such uncertificated security to either (i) register the Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement in form and substance satisfactory to the Agent, pursuant to which such issuer agrees to comply with the Agent's instructions with respect to such uncertificated security without further consent by such Grantor.

              (c) Voting and Distributions.

                  (i) So long as no Event of Default shall have occurred and be continuing:

                           (A) except as otherwise provided under the covenants
                  and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; and

                           (B) the Agent shall promptly execute and deliver (or
                  cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when, and to the extent which, it is entitled to exercise pursuant to clause (A) above;

                  (ii) Upon the occurrence and during the continuation of an Event of Default:

                           (A) all rights of each Grantor to exercise or refrain
                  from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

                           (B) in order to permit the Agent to exercise the
                  voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Agent all proxies, dividend payment orders and other instruments as the Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Agent may utilize the power of attorney set forth in SECTION 6.

              4.5 Material Contracts.

              (a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, on each Representation Date, that:

                  (i) SCHEDULE IV hereto (as such schedule may be amended or supplemented from time to time) sets forth all of the Material Contracts to which such Grantor has rights;

                  (ii) the Material Contracts, true and complete copies (including any amendments or supplements thereof) of which have been furnished to the Agent, have been duly authorized, executed and delivered by all parties thereto, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their respective terms. There exists no default under any Material Contract by such Grantor or, to the knowledge of such Grantor, any other party thereto and neither such Grantor, nor to its knowledge, any other Person party thereto is likely to become in default thereunder in a manner which is reasonably likely to result in a Material Adverse Effect and no Person party thereto has any defenses, counterclaims or right of set-off with respect to any Material Contract. If an Event of Default occurs and is continuing, and at the request of the Agent, each Grantor shall cause each Person party to a Material Contract (other than any Grantor) to execute and deliver to the applicable Grantor a consent to the assignment of such Material Contract to the Agent pursuant to this Agreement; and

                  (iii) other than as indicated on SCHEDULE IV hereto, no Material Contract prohibits assignment or requires consent of or notice to any Person in connection with the assignment to the Agent hereunder, except such as has been given or made.

              (b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that:

                  (i) in addition, after the occurrence and during the continuance of an Event of Default, the Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the counterparty that such counterparty is to make all payments under the Material Contracts directly to the Agent;

                  (ii) after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver promptly to the Agent a copy of each material demand, notice or document received by it relating to any Material Contract;

                  (iii) each Grantor shall deliver promptly to the Agent, and in any event within ten (10) Banking Days, after any Material Contract of such Grantor is terminated or amended in a manner that is materially adverse to such Grantor;

                  (iv) it shall perform in all material respects all of its obligations with respect to the Material Contracts;

                  (v) it shall use its best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Material Contract; and

                  (vi) if an Event of Default has occurred and is continuing, and at the request of the Agent, with respect to any Non-Assignable Contract, each Grantor shall, unless the relevant restrictions on transfer are overridden by Section 9-406 of the UCC, within thirty (30) days of the date hereof with respect to any Non-Assignable Contract in effect on the date hereof and within thirty (30) days after entering into any Non-Assignable Contract after the Closing Date, request in writing the consent of the counterparty or counterparties to the Non-Assignable Contract pursuant to the terms of such Non-Assignable Contract or applicable law to the assignment or granting of a security interest in such Non-Assignable Contract to Agent and use its best efforts to obtain such consent as soon as practicable thereafter.

         4.6 Letter of Credit Rights.

         (a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, on each Representation Date, that:

                  (i) all letters of credit to which such Grantor has rights are listed on SCHEDULE V (as such schedule may be amended or supplemented from time to time); and

                  (ii) it has obtained the consent of each issuer of any letter of credit to the assignment of the proceeds of the letter of credit to the Agent (provided that unless an Event of Default has occurred and is continuing, no such consent of the issuer of a Letter of Credit need be obtained with respect to any letter of Credit in an amount of less than $200,000 except upon the request of the Agent).

         (b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that with respect to any letter of credit hereafter arising it shall use its best efforts to obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Agent and shall immediately notify the Agent thereof and deliver to the Agent supplements to Schedules hereto.

         4.7 Intellectual Property.

         (a) REPRESENTATIONS AND WARRANTIES. Except as disclosed on SCHEDULE VI (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants, on each Representation Date, that:

                  (i) SCHEDULE VI (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of
         (A) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor, (B) all registrations for internet domain names owned by each Grantor, and (C) all Patent Licenses, Trademark Licenses, Copyright Licenses, and Trade Secret

         Licenses (y) granting rights to any third party to use any Intellectual Property owned by or licensed to any Grantor or (z) granting rights to any Grantor to use Intellectual Property owned by a third party and that is material to the business of such Grantor;

                  (ii) it is listed in the records of the applicable United States, state or foreign office or agency as the sole owner of record for each of its issued Patents and registrations and applications for other Intellectual Property included in the Collateral;

                  (iii) it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property on SCHEDULE VI (as such schedule may be amended or supplemented from time to time), and owns or has the valid right to use all other Intellectual Property used in or necessary to conduct its business free and clear of all Liens, claims, encumbrances and material licenses, granted by such Grantor, except for Permitted Liens and the Intellectual Property Licenses set forth on SCHEDULE VI (as such schedule may be amended or supplemented from time to time);

                  (iv) all Intellectual Property owned by such Grantor and, to the best of such Grantor's knowledge, licensed to such Grantor: (A) is subsisting, (B) to the best of such Grantor's knowledge is valid and enforceable, except to the extent that enforceability may be subject to limitations imposed by general principles of equity or applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally, and (C) has not been adjudged invalid or unenforceable, in whole or in part, and such Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each item of Intellectual Property set forth on
         SCHEDULE VI in full force and effect;

                  (v) no action or proceeding before any court or administrative authority is pending or, to the best of Grantor's knowledge, threatened against such Grantor challenging the validity of any Intellectual Property, or such Grantor's rights to register, own, use, or license any Intellectual Property;

                  (vi) such Grantor has been in accordance with reasonable business practice using statutory notices of registration in connection with its use of registered Trademarks, proper marking practices in connection with the use of Patents, and appropriate notices of copyright in connection with the publication of Copyright material to the business of such Grantor to the extent;

                  (vii) such Grantor uses adequate and consistent standards of quality in the manufacture, distribution, and sale of all products and services sold under or in connection with each Trademark owned by such Grantor and has taken all action necessary in accordance with reasonable business practice to insure that licensees of each such Trademark use such adequate and consistent standards of quality;

                  (viii) to the knowledge of such Grantor, the conduct of its business does not infringe upon any trademark, patent, copyright, trade secret or similar intellectual property right owned or controlled by a third party; and no claim has been made, is pending, or to the best of such Grantor's knowledge, is threatened, that the conduct of such Grantor's business or the use of any Intellectual Property owned or used by Grantor violates the asserted rights of any third party;

                  (ix) no third party is, to the best of such Grantor's knowledge, infringing upon any Intellectual Property owned or used by such Grantor and no claims of infringement have been asserted by such Grantor that remain unresolved;

                  (x) no settlements or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor, or to which such Grantor is bound, that adversely effect such Grantor's rights to own or use any Intellectual Property;

                  (xi) such Grantor has not entered into any contracts to assign, sell, transfer, or grant an option to assign, sell or transfer any Intellectual Property, that has not been terminated or released;

                  (xii) such Grantor is not a party to any contract pursuant to which it has obtained the exclusive rights to use any third party's Copyrights, except as set forth on SCHEDULE VI, and no license of Intellectual Property to which such Grantor is a party is reasonably likely to be construed as an assignment of such licensed Intellectual Property to such Grantor; and

                  (xiii) there is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or otherwise encumbering any part of the Intellectual Property, other than in favor of the Agent or for which such Grantor has delivered proper termination statements to the Agent.

              (b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees as follows:

                  (i) except for Intellectual Property that is not in use and has no material value as determined by such Grantor in its reasonable business judgment, such Grantor shall not do any act or omit to do any act whereby any of the Intellectual Property included in the Collateral may lapse, or become abandoned, dedicated to the public, or unenforceable;

                  (ii) except for Copyrights of no material value, such Grantor shall, within thirty (30) days of the creation or acquisition of any Copyrightable work, apply to register the Copyright in the United States Copyright Office and such Grantor shall record its interest in any exclusive license of a Copyright to such Grantor in the U.S. Copyright Office within thirty (30) days of the execution of such license;

                  (iii) such Grantor shall promptly notify the Agent if it knows or has reason to know that any item of Intellectual Property included in the Collateral that is in use or has more than negligible value may become (A) abandoned or dedicated to the public or placed in the public domain, (B) invalid or unenforceable, or (C) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court arbitral tribunal or regulatory agency, and such event could be reasonably expected to have a Material Adverse Effect;

                  (iv) such Grantor shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, including the payment of applicable fees, to pursue any application for, and maintain any issued Patent and registration of, each Trademark, Patent, and Copyright owned by such Grantor that is now or shall become included in the Collateral including, but not limited to, those items on SCHEDULE VI (as such schedule may be amended or supplemented from time to time) except for those items of Intellectual Property that are no longer in use or have no material value;

                  (v) in the event that any Intellectual Property owned by or exclusively licensed to such Grantor is infringed, misappropriated, diluted or otherwise violated by a third party, such Grantor shall promptly take all actions deemed advisable in its reasonable business judgment to stop such infringement, misappropriation, dilution or other violation and to protect its exclusive rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;

                  (vi) such Grantor shall maintain the quality of products and services sold under any Trademark owned by such Grantor at a level that is at least substantially consistent to that prevailing as of the date hereof, and such Grantor shall take all steps necessary in accordance with reasonable business practice to insure that licensees of such Trademarks observe the standards of quality contained in their related license agreements;

                  (vii) such Grantor shall take all steps reasonably necessary to protect the secrecy of all material Trade Secrets;

                  (viii) such Grantor shall promptly (but in any event within thirty (30) days) report to the Agent any and all of the following: (i) the filing by such Grantor or on its behalf of any application to register any Intellectual Property owned by such Grantor in whole or in part, with the United States Patent and Trademark Office, the United States Copyright Office, any state registry or foreign counterpart of the foregoing, (ii) the registration of any Intellectual Property owned by such Grantor in whole or in part by any such office, (iii) the acquisition by such Grantor of any issued Patent, or application or registration of any other Intellectual Property, or (iv) the existence of any contract granting an Intellectual Property license which is in the nature of a contract described in SECTION 4.7(a)(xii), and, in each case, such Grantor shall immediately notify the Agent thereof and deliver to the Agent supplements to Schedules hereto and signed counterparts of a Patent Security Agreement and a Trademark Security Agreement suitable for recording a security interest in the applicable type of Intellectual Property, together with all supplements to the schedules thereto;

                  (ix) except with the prior consent of the Agent or as permitted under the Credit Agreement, such Grantor shall not execute, and there will not be on file in any public office, any financing statement or other document or instrument, except financing statements or other documents or instruments filed or to be filed in favor of the Agent and such Grantor shall not sell, assign, transfer, license, grant any option with respect to, or create any Lien upon, any Intellectual Property, except for Permitted Liens and the Liens created by and under this Security and Pledge Agreement and the other Facility Documents;

                  (x) it shall use commercially reasonable efforts to avoid the inclusion in any Patent License, Copyright License, Trademark License, Trade Secret License or any other Contract regarding Intellectual Property to which it hereafter becomes a party, of provisions that would impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests under such Contract or in, any Intellectual Property acquired under such Contracts;

                  (xi) it shall use statutory notices of registration in connection with its use of any registered Trademarks, proper marking practices in connection with the use of Patents, if any, and appropriate notices of copyright in connection with the publication of material Copyrighted works; and

                  (xii) it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of any Intellectual Property. In connection with such collections, such Grantor may take (and, at the Agent's reasonable direction, shall take) such action as such Grantor or the Agent may deem reasonably necessary or advisable to enforce collection of such amounts. Notwithstanding the foregoing, the Agent shall have the right at any time, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

         4.8 Commercial Tort Claims.

         (a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, on each Representation Date, that SCHEDULE VII (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims of such Grantor in excess of $100,000 individually or $250,000 in the aggregate; and

         (b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that with respect to any Commercial Tort Claim in excess of $100,000 individually or $250,000 in the aggregate hereafter arising it shall immediately notify the Agent thereof and deliver to the Agent supplements to Schedules hereto identifying such new Commercial Tort Claim.

         4.9 CASH PROCEEDS. In addition to the rights of the Agent specified in the Section of this Agreement relating to Receivables with respect to payments of Receivables, Cash Proceeds shall be held by each Grantor in trust for the Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Agent, if required).

SECTION 5    ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES.

         5.1 ACCESS; RIGHT OF INSPECTION. The Agent shall at all times have full and free access during regular business hours and upon reasonable prior notice to the president or principal financial officer of a Grantor (except that no such prior notice shall be required after the occurrence and during the continuance of any Default or Event of Default) to all the books, correspondence and records of each Grantor, and the Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Agent, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Agent and its representatives shall at all times also have the right to enter any premises of each Grantor during regular business hours and upon reasonable prior notice (except that no such prior notice shall be required after the occurrence and during the continuance of any Default or Event of Default) and inspect any property of each Grantor where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

         5.2 Further Assurances.

         (a) Each Grantor agrees that from time to time, at the expense of such Grantor, it shall promptly Authenticate, execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

                  (i) file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

                  (ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts of any of the foregoing;

                  (iii) at any reasonable time, upon request by the Agent, allow inspection of the Collateral by the Agent, or persons designated by the Agent; at the





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

         Agent's request, appear in and defend any action or proceeding that may affect such Grantor's title to or the Agent's security interest in all or any part of the Collateral;

                  (iv) deliver to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued and transfer inventory to warehouses designated by the Agent from time to time; and

                  (v) in the case of the pledge hereunder of any capital stock or equity interest issued by a Foreign Subsidiary, the applicable Grantor will, at the request of the Agent, promptly execute and deliver to the Agent a separate pledge document covering such capital stock or equity interests, conforming to the requirements of the law in which the Foreign Subsidiary is organized and satisfactory to the Agent, together with an opinion of local counsel as in the perfection of the security interest provided for therein.

              (b) Each Grantor hereby authorizes the Agent to take all steps it deems reasonably necessary to maintain and preserve the Collateral, consistent with each Grantor's obligations to do so hereunder, including, with respect to Intellectual Property included in the Collateral, the making of additional filings, the payment of maintenance fees, and the defense of challenges to such Grantor's title or validity, all at such Grantor's expense.

              (c) Each Grantor hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, or any similar document in any jurisdictions and with any filing offices as the Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Agent herein, including, without limitation, describing such property as "all personal property," whether now owned or hereafter acquired. Each Grantor shall furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

              (d) Each Grantor hereby authorizes the Agent to modify this Agreement after obtaining such Grantor's approval of or signature to such modification by amending SCHEDULE VI hereto (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof.

SECTION 6    AGENT APPOINTED ATTORNEY-IN-FACT.

         6.1 POWER OF ATTORNEY. Each Grantor hereby irrevocably appoints the Agent (such appointment being coupled with an interest) as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Agent or otherwise, from time to time in the Agent's discretion to take any action and to execute any instrument that the Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

              (a) to prepare, sign, and file for recordation in any Intellectual Property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as assignor or pledgor;

              (b) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens and tax and judgment Liens being disputed in good faith and as to which appropriate reserves have been taken) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Agent in its sole discretion, any such payments made by the Agent to become obligations of such Grantor to the Agent, due and payable immediately without demand; and

              (c) upon the occurrence and during the continuance of any Event of
Default:

                  (i) to obtain and adjust insurance required to be maintained by such Grantor or paid to the Agent pursuant to the Facility Documents; and

                  (ii) to sell, transfer, assign, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and such Grantor's expense, at any time or from time-to-time, all acts and things that the Agent deems reasonably necessary to protect, preserve, or realize upon the Collateral and the Agent's security interest therein as fully and effectively as such Grantor might do;

                  (iii) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Collateral;

                  (iv) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above; and

                  (v) to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and the interests of the Secured Parties and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for monies or other Collateral actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property. Neither the Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by each Grantor under the
Section in this Agreement relating to the payment of expenses (SECTION 11.2 hereof).

SECTION 7    REMEDIES.

         7.1 Generally.

              (a) If any Event of Default shall have occurred and be continuing, the Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

                  (i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to both parties or transfer any information related to the Collateral to the Agent by electronic medium;

                  (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process and thereafter hold, store and/or use, operate, manage and control the same;

                  (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Agent deems appropriate; PROVIDED that processed, reconditioned, or repaired products that are sold under any Grantor's Trademarks shall be of at least substantially comparable quality to the same products sold under such Trademarks at the time of the Event of Default, and shall, if applicable, be labeled as "reconditioned," or the like, to the extent required by law; and

                  (iv) without notice, except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis, to the extent the Grantor has the lawful right to do so), or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Agent may deem commercially reasonable.

              (b) The Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Agent to dispose of the Collateral or any portion thereof by using internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, each Grantor shall be liable for the deficiency and the fees of any attorneys employed by the Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Agent, that the Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Agent hereunder.

              (c) The Agent may sell the Collateral without giving any warranties as to the Collateral. The Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

              (d) The Agent shall have no obligation to marshall any of the Collateral.

              7.2 APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Agent against, the Secured Obligations in the following order of priority: FIRST, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Agent in connection therewith, and all amounts for which the Agent is entitled to indemnification hereunder (in its capacity as the Agent) and all advances made by the Agent hereunder for the account of any Grantor, and to the payment of all costs and expenses paid or incurred by the Agent in connection with the exercise of any right or remedy hereunder or under any Facility Document, all in accordance with the terms hereof or thereof; SECOND, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of each Secured Party; and THIRD, to the extent of any excess of such proceeds, to the payment to or upon the order of the Grantors or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

              7.3 SALES ON CREDIT. If the Agent sells any of the Collateral upon credit, the Grantors will be credited only with payments actually made by the purchaser and received by the Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Agent may resell the Collateral and the Grantors shall be credited with proceeds of the sale in accordance with the provisions of this SECTION 7.

              7.4 Investment Related Property.

              (a) Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act of 1933 and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act of 1933 or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Equity Interests to be sold hereunder to furnish to the Agent all such information as the Agent may request in order to determine the number and nature of interests, shares or other instruments included in the Investment Related Property which may be sold by the Agent in exempt transactions under the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

              (b) Upon the occurrence and during the continuation of an Event of Default, the Agent shall have the right to apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Agent.

              7.5 Intellectual Property.

              (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:

                  (i) the Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Agent or otherwise, in the Agent's sole discretion, to enforce any Intellectual Property which is included in the Collateral, in which event, each Grantor shall, at the request of the Agent, do any and all lawful acts and execute any and all documents required by the Agent in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify the Agent as provided in the Section in this Agreement relating to indemnity and expenses (SECTION 10 hereof) in connection with the exercise of its rights under this Section, and, to the extent that the Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees to take all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property by others, and for that purpose, agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement;

                  (ii) upon written demand from the Agent, each Grantor shall assign, convey or otherwise transfer to the Agent, or such Agent's designee, all of such Grantor's right, title and interest in and to the Intellectual Property included in the Collateral, and shall execute and deliver to the Agent such documents as are necessary to effectuate and record such assignment, conveyance, or transfer of, or other evidence of foreclosure upon, such Intellectual Property;

                  (iii) in the event of any assignment, conveyance or other transfer of any of the Trademarks included in the Collateral, the goodwill symbolized by any such Trademarks shall be included in such sale or transfer, and such Grantor shall supply to the Agent or its designee such Grantor's manufacturing, advertising, and distribution know-how, and copies of records embodying such know-how, relating to products and services theretofore sold under such Trademarks;

                  (iv) each Grantor agrees that an assignment, conveyance, or transfer of any Intellectual Property included in the Collateral shall be applied to reduce the Secured Obligations outstanding only to the extent that the Agent receives cash proceeds in respect of such assignment, conveyance, or other transfer of the Intellectual Property;

                  (v) within five (5) Banking Days after written notice from the Agent, each Grantor shall make available to the Agent, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as the Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise, and sell the products and services sold or delivered by such Grantor under Intellectual Property included in the Collateral on the Agent's behalf and to be compensated by the Agent (at such Grantor's expense) in a manner consistent with the salary and benefit structure applicable to each, as of the date of such Event of Default;

                  (vi) the Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to payments due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount of such payment, to the same extent as such Grantor could have done;

                  (vii) all amounts and proceeds (including checks and other instruments) received by any Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Agent in the same form as so received (with any necessary endorsement); and

                  (viii) the Grantors shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly of any obligor with respect thereto or allow any credit or discount thereon.

              (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing,
(ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Agent shall promptly execute and deliver to such Grantor, at such Grantor's sole cost and expense, such assignments or other transfers as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Agent as aforesaid, subject to any disposition thereof (including a lease or license) that may have been made by the Agent; PROVIDED, that after giving effect to such reassignment, the Agent's security interest granted pursuant hereto, as well as all other rights and remedies of the Agent granted hereunder, shall continue to be in full force and effect; and PROVIDED further, the rights, title and interests so reassigned shall be free and clear of any Liens granted by or on behalf of the Agent and the Lenders.

              (c) Solely for the purpose of enabling the Agent to exercise its rights and remedies under this SECTION 7, at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Agent, to the extent it has the lawful right to do so, an irrevocable, non-exclusive worldwide license (exercisable without payment of royalty or other compensation to such Grantor), to use, operate under, license, or sublicense any Intellectual Property now or hereafter owned by or licensed to such Grantor, subject, in the case of Trademarks, to the maintenance of quality standards with respect to the products and services sold under such Trademarks at a level at least substantially comparable to that prevailing at the time of the Event of Default. The foregoing license grant to the Agent is in addition to, and not in limitation of, the Agent's rights under SECTION 7.1 or the Power of Attorney granted under SECTION 6.

SECTION 8       AGENT.

         The Agent has been appointed to act as collateral agent hereunder by each Secured Party either pursuant to the Facility Documents or by their acceptance of the benefits hereof. The Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement. Without the written consent of each Secured Party that would be affected thereby, no amendment, modification, termination, or consent shall be effective if the effect thereof would release all or substantially all of the Collateral except as expressly provided herein. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Agent for the benefit of each Secured Party in accordance with the terms of this Section. The Agent may resign or be removed in accordance with SECTION 11.09 of the Credit Agreement.

              Upon the acceptance of any appointment as administrative agent under the terms of the Credit Agreement by a successor administrative agent, that successor administrative agent shall thereby also be deemed the successor Agent and such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent under this Agreement, and the retiring or removed Agent under this Agreement shall promptly (i) transfer to such successor Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Agent under this Agreement, and (ii) execute and deliver to such successor Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Agent of the security interests created hereunder, whereupon such retiring or removed Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Agent's resignation or removal hereunder as the Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Agent hereunder.

SECTION 9     CONTINUING SECURITY INTEREST; TRANSFER OF SECURED
              OBLIGATIONS.

                  This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the commitments and any other contingent obligation included in the Secured Obligations, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Facility Documents, including, without limitation, Section 12.05 of the Credit Agreement, each Secured Party may assign or otherwise transfer any Secured Obligations held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to each Secured Party herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the commitments and any other contingent obligation included in the Secured Obligations and the termination of the Credit Agreement, the security interest granted hereby shall terminate hereunder and all rights to the Collateral shall revert and be deemed reassigned to the Grantors. Upon any such termination, the Agent shall, at the Grantors' request and expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination, reversions and/or reassignment, without recourse, representation, or warranty of any kind.

              This Agreement shall continue to be effective or shall be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law or otherwise, all as though such payment had not been made; PROVIDED, that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all costs and expenses (including without limitation the fees and expenses of counsel) incurred by the Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

SECTION 10   INDEMNITY AND EXPENSES.

         (a) Each Grantor agrees:

                  (i) to defend, indemnify, pay and hold harmless each Indemnitee, from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result from such Indemnitee's gross negligence or willful misconduct; and

                  (ii) to pay to the Agent promptly following written demand the amount of any and all costs and expenses, including the fees and expenses of its counsel and of any experts and agents, in accordance with the terms and conditions of this Agreement and the Credit Agreement.

         (b) The obligations of each Grantor in this SECTION 10 shall survive the termination of this Agreement and the discharge of such Grantor's other obligations under this Agreement, the Credit Agreement and any other Facility Documents.

SECTION 11    MISCELLANEOUS.

         11.1 NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given to a Grantor or Agent shall be in writing and given as provided in Section 12.06 of the Credit Agreement.

         11.2 EXPENSES. Without limiting Section 12.03 of the Credit Agreement, whether or not the transactions contemplated under the Facility Documents shall be consummated, Grantors agree to pay all the actual costs and reasonable expenses of creating and perfecting Liens in favor of the Agent, for the benefit of each Secured Party pursuant hereto, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees, expenses and disbursements of counsel to the Agent and of counsel providing any opinions that Agent may request in respect of the Collateral or the Liens created pursuant to the Security Documents; all the actual costs and reasonable fees, expenses and disbursements of any auditors, accountants, consultants or appraisers; all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by the Agent and its counsel) in connection with the custody or preservation of any of the Collateral; and after the occurrence of a Default or an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by the Agent in enforcing any Secured Obligations of or in collecting any payments due from any Grantor hereunder or under the other Facility Documents by reason of such Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral).

         11.3 Amendments and Waivers.

         (a) AGENT'S CONSENT. Subject to SECTION 11.3(b), no amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by any Grantor therefrom, shall in any event be effective without the written concurrence of the Agent.

         (b) NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Agent in the exercise of any power, right or privilege hereunder or under any other Facility Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights, powers and remedies existing under this Agreement and the other Facility Documents are cumulative, and not exclusive of, any rights or remedies otherwise available. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

         11.4 General Limitation on Secured Obligations.

         (a) Subject to paragraph (c) of this SECTION 11.4, each of the Grantors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Grantors and in consideration of the undertakings of each of the Grantors to accept joint and several liability for the obligations of each of them.

         (b) Subject to paragraph (c) of this SECTION 11.4, each of the Grantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Grantors with respect to the payment and performance of all of the Secured Obligations arising under this Agreement and the other Facility Documents, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Grantors without preferences or distinction among them.

         (c) Notwithstanding any provision to the contrary contained herein or in any other Facility Document (including, without limitation, paragraphs (a) and (b) of this SECTION 11.4), if the obligations of any Grantor under this Agreement would otherwise, taking into account the provisions of this SECTION 11.4, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability hereunder, then the amount of such liability shall, without any further action by any Grantor, any Lender, the Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

         11.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns including all persons who become bound as debtor to this Agreement. No Grantor shall, without the prior written consent of the Agent, assign any right, duty or obligation hereunder.

         11.6 INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

         11.7 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties and agreements made herein shall survive the execution and delivery hereof. Notwithstanding anything herein or implied by law to the contrary, the agreements of each Grantor set forth in SECTIONS 10 and
11.2 shall survive the payment of the Secured Obligations and the termination hereof.

         11.8 MARSHALLING; PAYMENTS SET ASIDE. The Agent shall not be under any obligation to marshall any assets in favor of any Grantor or any other Person or against or in payment of any or all of the Secured Obligations.

         11.9 SEVERABILITY. In case any provision hereof or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         11.10 FOREIGN PLEDGE AGREEMENTS. Without limiting any of the rights, remedies, privileges or benefits provided hereunder to the Agent for its benefit and the ratable benefit of the other Secured Parties, each Grantor and the Agent hereby agree that the terms and provisions of this Agreement in respect of any Collateral subject to the pledge or other Lien of a Foreign Pledge Agreement are, and shall be deemed to be, supplemental and in addition to the rights, remedies, privileges and benefits provided to the Agent and the other Secured Parties under such Foreign Pledge Agreement and under applicable law to the extent consistent with applicable law; PROVIDED, that, in the event that the terms of this Agreement conflict or are inconsistent with the applicable Foreign Pledge Agreement or applicable law governing such Foreign Pledge Agreement, (i) to the extent that the provisions of such Foreign Pledge Agreement or applicable foreign law are, under applicable foreign lawn, necessary for the creation, perfection or priority of the security interests in the Collateral subject to such Foreign Pledge Agreement, the terms of such Foreign Pledge Agreement or such applicable law shall be controlling and (ii) otherwise, the terms hereof shall be controlling.

         11.11 HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

         11.12 APPLICABLE LAW. PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THE WHOLE OF THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS-OF-LAWS RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

         11.13 CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING HERETO OR ANY OTHER FACILITY DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN THE CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH
SECTION 11.1; AGREES THAT SERVICE AS PROVIDED ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND AGREES THAT THE AGENT RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

         11.14 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER FACILITY DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING

CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 11.14 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         11.15 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         11.16 EFFECTIVENESS. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Grantors and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.

         11.17 ENTIRE AGREEMENT. This Agreement and the other Facility Documents embody the entire agreement and understanding between the Grantors and the Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Facility Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

         11.18 JOINDER. Any other Person may become a Grantor under and become bound by the terms and provisions hereof by executing and delivering to the Agent a supplement hereto substantially in the form of EXHIBIT B hereto (each a "JOINDER SUPPLEMENT"), accompanied by such documentation as the Agent may request to establish, among other things, the due organization, valid existence and good standing of such Person, its qualification to engage in business in each jurisdiction in which it is required to be so qualified, its authority to execute, deliver and perform its obligations hereunder, and the identity, authority and capacity of each officers thereof authorized to act on its behalf. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party hereto.

                            [Signature pages follow.]

         IN WITNESS WHEREOF, each Grantor and the Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                     HAWK CORPORATION
                                     ALLEGHENY CLEARFIELD, INC.
                                     HELSEL, INC.
                                     HAWK MOTORS, INC.
                                     SINTERLOY CORPORATION
                                     FRICTION PRODUCTS CO.
                                     LOGAN METAL STAMPINGS, INC.
                                     QUARTER MASTER INDUSTRIES, INC.
                                     TEX RACING ENTERPRISES, INC.
                                     S.K. WELLMAN CORP.
                                     NET SHAPE TECHNOLOGIES, LLC
                                     S.K. WELLMAN HOLDINGS, INC.
                                     HAWK PRECISION COMPONENTS GROUP, INC.
                                     HAWK MIM, INC.


                                     By: /s/ Thomas A. Gilbride
                                        ----------------------------------------
                                           Thomas A. Gilbride
                                           a Vice President of, and on behalf
                                           of, each of the above companies


                                     JPMORGAN CHASE BANK,
                                     as the Agent


                                     By: /s/ Dale Pensgen
                                        ----------------------------------------
                                           Dale Pensgen
                                           Vice President

                                                                      SCHEDULE I
                                                TO SECURITY AND PLEDGE AGREEMENT


                               GENERAL INFORMATION

         (A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

                                                                          Chief Executive
                                                                          Office/Sole
                                                                          Place of business
                                                                          (or Residence
                                                                          if Grantor
                                                                          is a Natural
                                                       Jurisdiction of    Person for the          Organization
    Full Legal Name          Type of Organization        Organization     past one (1) year           I.D. #
    ---------------          --------------------        ------------     -----------------       -------------







         (B)      Other Names (including any Trade-Name or Fictitious Business
                  Name) under which each Grantor has conducted business for the past five (5) years:

            Name of Grantor           Date of Change                Description of Change
            ---------------           --------------                ---------------------





         (C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

                      Full Legal Name               Trade Name or Fictitious Business Name
                      ---------------               --------------------------------------







                                     S-I-1

         (D)      Financing Statements:

                      Name of Grantor                  Filing Jurisdiction(s)
                      ---------------                  ----------------------















                                     S-I-2

                                                                     SCHEDULE II
                                                TO SECURITY AND PLEDGE AGREEMENT

                                    Location of Equipment, Inventory, and
Name of Grantor                     Collateral Records
-------------------------           --------------------------------------------



















                                     S-II-1

                                                                    SCHEDULE III
                                                TO SECURITY AND PLEDGE AGREEMENT

                          INVESTMENT RELATED PROPERTY

Pledged Stock:

================ ============== ============= ============== ============= ============== ============ ===============
                                                                                                            % OF
                                                                STOCK                       NO. OF      OUTSTANDING
                                  CLASS OF    CERTIFICATED   CERTIFICATE                    PLEDGED     STOCK OF THE
    GRANTOR      STOCK ISSUER      STOCK          (Y/N)          NO.         PAR VALUE       STOCK      STOCK ISSUER
================ ============== ============= ============== ============= ============== ============ ===============

================ ============== ============= ============== ============= ============== ============ ===============

================ ============== ============= ============== ============= ============== ============ ===============

================ ============== ============= ============== ============= ============== ============ ===============



Pledged LLC Interests:

===================== ================== =================== ================== =================== ==================
                                                                                                   % OF OUTSTANDING
                                                                                                    LLC INTERESTS OF
                           LIMITED           CERTIFICATED        CERTIFICATE NO.   NO. OF PLEDGED     THE LIMITED
     GRANTOR          LIABILITY COMPANY          (Y/N)              (IF ANY)            UNITS       LIABILITY COMPANY
===================== ================== =================== ================== =================== ==================
===================== ================== =================== ================== =================== ==================

===================== ================== =================== ================== =================== ==================

===================== ================== =================== ================== =================== ==================

Pledged Partnership Interests:

===================== ================== =================== ================== =================== ==================
                                               TYPE OF
                                             PARTNERSHIP                                            % OF OUTSTANDING
                                           INTERESTS (E.G.,                                            PARTNERSHIP
                                              GENERAL OR         CERTIFICATED      CERTIFICATE NO.   INTERESTS OF THE
       GRANTOR            PARTNERSHIP          LIMITED)              (Y/N)            (IF ANY)          PARTNERSHIP
===================== ================== =================== ================== =================== ==================
===================== ================== =================== ================== =================== ==================

===================== ================== =================== ================== =================== ==================

===================== ================== =================== ================== =================== ==================

Pledged Trust Interests:

===================== ================== =================== ================== =================== ==================
                                                                                                    % OF OUTSTANDING
                                            CLASS OF TRUST      CERTIFICATED      CERTIFICATE NO.    TRUST INTERESTS
       GRANTOR               TRUST            INTERESTS             (Y/N)             (IF ANY)         OF THE TRUST
===================== ================== =================== ================== =================== ==================

===================== ================== =================== ================== =================== ==================

===================== ================== =================== ================== =================== ==================

===================== ================== =================== ================== =================== ==================




                                    S-III-1

Pledged Debt:

===================== ================== =================== ================== =================== ==================
                                               ORIGINAL          OUTSTANDING
       GRANTOR              ISSUER        PRINCIPAL AMOUNT   PRINCIPAL BALANCE       ISSUE DATE        MATURITY DATE
===================== ================== =================== ================== =================== ==================
===================== ================== =================== ================== =================== ==================

===================== ================== =================== ================== =================== ==================

===================== ================== =================== ================== =================== ==================

Securities Account:

=============================== ============================ ============================ ============================
                                     SHARE OF SECURITIES
           GRANTOR                       INTERMEDIARY               ACCOUNT NUMBER                ACCOUNT NAME
=============================== ============================ ============================ ============================
=============================== ============================ ============================ ============================

=============================== ============================ ============================ ============================

=============================== ============================ ============================ ============================

Commodities Accounts:

=============================== ============================ ============================ ============================
                                     NAME OF COMMODITIES
           GRANTOR                       INTERMEDIARY               ACCOUNT NUMBER                ACCOUNT NAME
=============================== ============================ ============================ ============================
=============================== ============================ ============================ ============================

=============================== ============================ ============================ ============================

=============================== ============================ ============================ ============================

Deposit Accounts:

=============================== ============================ ============================ ============================
           GRANTOR                NAME OF DEPOSITARY BANK          ACCOUNT NUMBER                ACCOUNT NAME
=============================== ============================ ============================ ============================
=============================== ============================ ============================ ============================

=============================== ============================ ============================ ============================

=============================== ============================ ============================ ============================

         (B)

            NAME OF GRANTOR                       DATE OF ACQUISITION                DESCRIPTION OF ACQUISITION
            ---------------                       -------------------                --------------------------




                                    S-III-2

                                                                     SCHEDULE IV
                                                TO SECURITY AND PLEDGE AGREEMENT


Name of Grantor                            Description of Material Contract
--------------------------------           ------------------------------------























                                     S-IV-1

                                                                      SCHEDULE V
                                                TO SECURITY AND PLEDGE AGREEMENT


Name of Grantor                         Description of Letters of Credit
----------------------------------      ----------------------------------------
























                                     S-V-1

                                                                     SCHEDULE VI
                                                TO SECURITY AND PLEDGE AGREEMENT


                             INTELLECTUAL PROPERTY

SECTION 1 Copyrights [include jurisdiction, title of work, date registered (or filed, for copyright applications) and registration number (for copyright registrations)]

SECTION 2 Patents [include jurisdiction, Title of Patent (for issued patents), date issued (or filed, for patent applications), patent number (or serial number, for patent applications)]

SECTION 3 Trademarks [include jurisdiction, mark, date registered (or filed, for trademark applications), registration number (or serial number, for trademark applications)]

SECTION 4 Internet domain names [include domain name, date registered and registrar]

SECTION 5  Intellectual Property Licenses

SECTION 6  Intellectual Property Matters



















                                     S-VI-1

                                                                    SCHEDULE VII
                                                TO SECURITY AND PLEDGE AGREEMENT


Name of Grantor                Commercial Tort Claims Letters of Credit
---------------                ----------------------------------------


























                                    S-VII-1

                                                                     EXHIBIT A-1
                                                                     -----------

                        FORM OF PATENT SECURITY AGREEMENT

                            PATENT SECURITY AGREEMENT

                  This PATENT SECURITY AGREEMENT (this "AGREEMENT"), dated as of [__________] [ ], 2002, is entered into between [Name of Assignor], a ________ corporation, located at ______________________________________________________
(the "ASSIGNOR"), and JP Morgan Chase Bank, a New York banking corporation, located at c/o J. P. Morgan Business Credit Corporation, One Chase Square, CS-5, Rochester, NY, 14643, as the Agent for the benefit of the Secured Parties (the "ASSIGNEE"). Capitalized terms not otherwise defined herein have the meanings set forth in the Security and Pledge Agreement.

                  WHEREAS, pursuant to the Security and Pledge Agreement, dated as of ________ ___, 2002, between Assignor, among other grantors, and Assignee (the "SECURITY AND PLEDGE AGREEMENT"), Assignor is granting to Assignee a security interest and continuing lien on all of Assignor's right, title and interest in, to and under certain collateral, including the Patents (as defined below).

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and the Assignee hereby agree as follows:

1.       Grant of Security Interest

         A. Assignor hereby grants to the Assignee a security interest and continuing lien on all of Assignor's right, title and interest in, to and under the Patents, whether now owned or existing or hereafter acquired or arising and the proceeds, products, accessions, rents and products of or in respect of any Patents. For purposes of this Agreement, "Patents" shall mean all United States, state and foreign patents and certificates of invention, or similar industrial property rights, including, but not limited to, each patent referred to in SCHEDULE A hereto (as such schedule may be amended or supplemented from time to time), and with respect to any and all of the foregoing, (i) all applications therefor including, without limitation, the patent applications referred to in SCHEDULE A hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all payments and rights to payments arising out of the sale, lease, license, assignment, or other disposition thereof.

         B. The security interest granted hereby is granted in conjunction with the security interest and continuing lien granted to the Assignee under the Security and Pledge Agreement, which is deemed incorporated by reference herein. The rights and remedies of the Assignee with respect to the security interest and continuing lien granted hereby are in addition to those rights and remedies set forth in the Security and Pledge Agreement and the other loan documents, and



                                 EXHIBIT A-1-1
those rights and remedies which are now or hereafter available to the Assignee as a matter of law or equity. The exercise by the Assignee of any one or more of the rights or remedies provided for in this Agreement, the Security and Pledge Agreement, the other loan documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Assignee, of any or all other rights or remedies.

2.       Modification of Agreement

         Neither this Agreement, nor any provision hereof may be amended, modified, waived, or terminated, except in accordance with the "Amendments and Waivers" provisions of the Security and Pledge Agreement. Notwithstanding the foregoing, Assignor authorizes the Assignee, upon notice to Assignor, to modify this Agreement in the name of and on behalf of the Assignor without obtaining the Assignor's signature to such modification, to the extent that such modification constitutes an amendment of SCHEDULE A hereto in order to add any right, title, or interest in any Patents owned or subsequently acquired by Assignor. Assignor additionally agrees to execute any additional agreement or amendment hereto, as may be required by the Assignee from time to time, to subject any such owned or subsequently-acquired right, title, or interest in any Patents to the security interest and continuing liens and perfection created or contemplated hereby, or by the Security and Pledge Agreement.

3.       Termination of Agreement

         Upon the payment in full of all Secured Obligations, the cancellation or termination of the commitments and any other contingent obligation included in the Secured Obligations and the termination of the Credit Agreement, the security interest and continuing lien granted hereby shall terminate hereunder and all rights to the Patents shall revert and be deemed reassigned to the Assignor. Upon any such termination, the Assignee shall, at the Assignor's request and expense, execute and deliver to the Assignor such documents as the Assignor shall reasonably request to evidence such termination, reversions and/or reassignment, without recourse, representation, or warranty of any kind.

4.       Governing Law

         PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THE WHOLE OF THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS-OF-LAWS RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.




                                 EXHIBIT A-1-2

5.       Counterparts

                  This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                      [Signatures Appear on Following Page]






















                                 EXHIBIT A-1-3

                  IN WITNESS WHEREOF, Assignor and Assignee have caused this PATENT SECURITY AGREEMENT to be duly executed and delivered by their respective officers duly authorized as of the date first above written.

                                     [ASSIGNOR],
                                     as the Assignor


                                     By:
                                        ---------------------------------------
                                              Name:
                                              Title:


                                     JPMORGAN CHASE BANK, as Agent,
                                     as the Assignee


                                     By:
                                        ---------------------------------------
                                              Name:
                                              Title:


















                                 EXHIBIT A-1-4

STATE OF OHIO              )
                           )
COUNTY OF CUYAHOGA         )

ss:

                  I, a notary public in and for the county and state aforesaid, do hereby certify that ____________________, personally known to me (or proved to me on the basis of satisfactory evidence), to be the person who executed the within instrument as the ___________________, of Hawk Corporation, a Delaware corporation, appeared before me in person and acknowledged that (s)he signed the within instrument as his/her free and voluntary act and as the free and voluntary act of said corporation pursuant to its bylaws or a resolution of its board of directors.

                  IN WITNESS WHEREOF, I have hereunto set my hand as notarial seal this ___ day of ________, 2002.

(NOTARIAL STAMP OR SEAL)

_____________________________
Notary Public

My Commission Expires:

_____________________________










                                 EXHIBIT A-1-5

                                   SCHEDULE A
                          TO PATENT SECURITY AGREEMENT

                                    PATENTS



                                 EXHIBIT A-1-6

                                                                     EXHIBIT A-2
                                                                     -----------

                      FORM OF TRADEMARK SECURITY AGREEMENT

                          TRADEMARK SECURITY AGREEMENT

                  This TRADEMARK SECURITY AGREEMENT (this "AGREEMENT"), dated as of [__________] [ ], 2002, is entered into between [Name of Assignor], a __________ corporation, located at _____________________________________________
(the "ASSIGNOR"), and JP Morgan Chase Bank, a New York banking corporation, located at c/o JPMorgan Business Credit Corporation, One Chase Square, CS-5, Rochester, NY, 14643, as the Agent for the benefit of the Secured Parties (the "ASSIGNEE"). Capitalized terms not otherwise defined herein have the meanings set forth in the Security and Pledge Agreement.

                  WHEREAS, pursuant to the Security and Pledge Agreement, dated as of ________ ___, 2002, between Assignor, among other grantors, and Assignee (the "SECURITY AND PLEDGE AGREEMENT"), Assignor is granting to Assignee a security interest and continuing lien on all of Assignor's right, title and interest in, to and under certain collateral, including the Trademarks (as defined below).

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and the Assignee hereby agree as follows:

1.       Grant of Security Interest

         A. Assignor hereby grants to the Assignee a security interest and continuing lien on all of Assignor's right, title and interest in, to and under the Trademarks, whether now owned or existing or hereafter acquired or arising and the proceeds, products, accessions, rents and products of or in respect of any Trademarks. For purposes of this Agreement, "Trademarks" shall mean all United States, state and foreign trademarks, service marks, certification marks, collective marks, trade names, corporate names, d/b/as, business names, fictitious business names, internet domain names, trade styles, logos, other source or business identifiers, designs and general intangibles of a like nature, rights of publicity and privacy pertaining to the names, likeness, signature and biographical data of natural persons, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, but not limited to, the registrations and applications referred to in SCHEDULE A hereto (as such schedule may be amended or supplemented from time to time)but excluding intent to use applications unless and until statements of use or amendments to allege use are filed with respect to such applications, (ii) the goodwill of the business symbolized thereby, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringement or dilution thereof or for any injury to goodwill, (v) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vi) all payments and rights to payments arising out of the sale, lease, license assignment or other disposition thereof.

         B. The security interest granted hereby is granted in conjunction with the security interest and continuing lien granted to the Assignee under the Security and Pledge Agreement,






                                 EXHIBIT A-2-1
which is deemed incorporated by reference herein. The rights and remedies of the Assignee with respect to the security interest and continuing lien granted hereby are in addition to those rights and remedies set forth in the Security and Pledge Agreement and the other loan documents, and those rights and remedies which are now or hereafter available to the Assignee as a matter of law or equity. The exercise by the Assignee of any one or more of the rights or remedies provided for in this Agreement, the Security and Pledge Agreement, the other loan documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Assignee, of any or all other rights or remedies.

2.       Modification of Agreement

         Neither this Agreement, nor any provision hereof may be amended, modified, waived, or terminated, except in accordance with the "Amendments and Waivers" provisions of the Security and Pledge Agreement. Notwithstanding the foregoing, Assignor authorizes the Assignee, upon notice to Assignor, to modify this Agreement in the name of and on behalf of the Assignor without obtaining the Assignor's signature to such modification, to the extent that such modification constitutes an amendment of SCHEDULE A hereto in order to add any right, title, or interest in any Trademarks owned or subsequently acquired by Assignor. Assignor additionally agrees to execute any additional agreement or amendment hereto, as may be required by the Assignee from time to time, to subject any such owned or subsequently-acquired right, title, or interest in any Trademarks to the security interest and continuing liens and perfection created or contemplated hereby, or by the Security and Pledge Agreement.

3.       Termination of Agreement

         Upon the payment in full of all Secured Obligations, the cancellation or termination of the commitments and any other contingent obligation included in the Secured Obligations and the termination of the Credit Agreement, the security interest and continuing lien granted hereby shall terminate hereunder and all rights to the Trademarks shall revert and be deemed reassigned to the Assignor. Upon any such termination, the Assignee shall, at the Assignor's request and expense, execute and deliver to the Assignor such documents as the Assignor shall reasonably request to evidence such termination, reversions and/or reassignment, without recourse, representation, or warranty of any kind.

4.       Governing Law

         PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, THE WHOLE OF THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS-OF-LAWS RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.












                                 EXHIBIT A-2-2

5.       Counterparts

                  This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                      [Signatures Appear on Following Page]

























                                 EXHIBIT A-2-3

         IN WITNESS WHEREOF, Assignor and Assignee have caused this TRADEMARK SECURITY AGREEMENT to be duly executed and delivered by their respective officers duly authorized as of the date first above written.

                                    [ASSIGNOR],
                                    as the Assignor


                                    By:
                                       ----------------------------------------
                                             Name:
                                             Title:


                                    JPMORGAN CHASE BANK, as Agent,
                                    as the Assignee


                                    By:
                                       -----------------------------------------
                                             Name:
                                             Title:
















                                 EXHIBIT A-2-4

STATE OF OHIO       )
                    )
COUNTY OF CUYAHOGA  )

ss:

                  I, a notary public in and for the county and state aforesaid, do hereby certify that ____________________, personally known to me (or proved to me on the basis of satisfactory evidence), to be the person who executed the within instrument as the ___________________, of Hawk Corporation, a Delaware corporation, appeared before me in person and acknowledged that (s)he signed the within instrument as his/her free and voluntary act and as the free and voluntary act of said corporation pursuant to its bylaws or a resolution of its board of directors.

                  IN WITNESS WHEREOF, I have hereunto set my hand as notarial seal this ___ day of ________, 2002.

(NOTARIAL STAMP OR SEAL)

_____________________________
Notary Public

My Commission Expires:

_____________________________



















                                 EXHIBIT A-2-5

                                   SCHEDULE A
                         TO TRADEMARK SECURITY AGREEMENT

                                   TRADEMARKS












































                                 EXHIBIT A-2-6

                                                                       EXHIBIT B
                                                                       ---------

                               JOINDER SUPPLEMENT

                  This JOINDER SUPPLEMENT, dated [MM/DD/YY], is delivered by [NAME OF NEW GRANTOR] a [NAME OF STATE OF INCORPORATION] [CORPORATION] (the "NEW GRANTOR") pursuant to the Security and Pledge Agreement, dated as of ________ ___, 2002 (as it may be from time to time amended, restated, modified or supplemented, the "SECURITY AND PLEDGE AGREEMENT"), among Hawk Corporation, a Delaware corporation ("HAWK") and its Subsidiaries and each Person that becomes a Grantor thereunder pursuant to Section 11.17 (each such Person, Hawk and its Domestic Subsidiaries are collectively referred to as the "GRANTORS" and each individually as a "GRANTOR"), and JPMorgan Chase Bank, a New York banking corporation, as the Agent for the benefit of the Secured Parties. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security and Pledge Agreement.

                  New Grantor hereby confirms the grant to the collateral agent set forth in the Security and Pledge Agreement of, and does hereby grant to the collateral agent, a security interest in all of New Grantor's right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which New Grantor now has or hereafter acquires an interest and wherever the same may be located. From and after the date hereof, New Grantor shall be a "Grantor" for all purposes of the Security and Pledge Agreement. New Grantor hereby makes all of the representations and warranties set forth in the Security and Pledge Agreement. New Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security and Pledge Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security and Pledge Agreement.

                  IN WITNESS WHEREOF, New Grantor has caused this Joinder Supplement to be duly executed and delivered by its duly authorized officer as of [MM/DD/YY].

                                [NAME OF NEW GRANTOR]


                                By:
                                   --------------------------------------------
                                         Name:
                                         Title:






























                                 EXHIBIT B - 1

                                                                       EXHIBIT C
                                                                       ---------



                  FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

                      SECURITIES ACCOUNT CONTROL AGREEMENT

                  This Securities Account Control Agreement, dated as of [o] (this "AGREEMENT"), among ________________ (the "DEBTOR"), JPMorgan Chase Bank, as administrative agent and as collateral agent (in such capacities, the "AGENT"), and ________________ (the "SECURITIES INTERMEDIARY"). Capitalized terms used but not defined herein shall have the meaning assigned in the Security and Pledge Agreement, dated as of ________ ___, 2002, among the Debtor, the various other parties thereto and the Agent (as amended, restated, supplemented, or otherwise modified from time to time, the "SECURITY AND PLEDGE Agreement").


         SECTION 1. ESTABLISHMENT OF SECURITIES ACCOUNT. The Securities Intermediary hereby confirms and agrees that:

                  (a) The Securities Intermediary has established account number [IDENTIFY ACCOUNT NUMBER] in the name "[IDENTIFY EXACT TITLE OF ACCOUNT]" (such account and any successor account, the "SECURITIES ACCOUNT") and the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Agent;

                  (b) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially endorsed to the Debtor except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank;

                  (c) All property delivered to the Securities Intermediary pursuant to the Security and Pledge Agreement will be promptly credited to the Securities Account; and

                  (d) The Securities Account is an account to which financial assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Debtor as entitled to exercise the rights that comprise any financial asset credited to the account.

         SECTION 2. "FINANCIAL ASSETS" ELECTION. The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial assets, securities, instruments, general intangibles or cash) credited to the Securities Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

         SECTION 3. ENTITLEMENT ORDERS. If at any time the Securities Intermediary shall receive any order directing transfer or redemption of any financial asset relating to the Securities






                                 EXHIBIT C - 1

Account (any such order, an "ENTITLEMENT ORDER") from the Agent, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Debtor or any other Person. If the Debtor is otherwise entitled to issue Entitlement Orders and such orders conflict with any Entitlement Order issued by the Agent, the Securities Intermediary shall follow the orders issued by the Agent.

         SECTION 4. SUBORDINATION OF LIEN; WAIVER OF SET-OFF. In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Agent. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Agent (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to the Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

         SECTION 5. CHOICE OF LAW. This Agreement shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction (within the meaning of Section 8-110 of the UCC). The Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

         SECTION 6.  CONFLICT WITH OTHER AGREEMENTS.

                  (a) In the event of any conflict between this Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

                  (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

                  (c) The Securities Intermediary hereby confirms and agrees that:

                      (i) There are no other agreements entered into between the Securities Intermediary and the Debtor with respect to the Securities Account;

                      (ii) It has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other Person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with Entitlement Orders of such other Person; and

                      (iii) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Debtor or the Agent purporting to






                                 EXHIBIT C - 2
                      limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders of the Agent as set forth in SECTION 3 hereof.

                  SECTION 7. ADVERSE CLAIMS. Except for the claims and interest of the Agent and of the Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Agent and the Debtor thereof.

                  SECTION 8. MAINTENANCE OF SECURITIES ACCOUNT. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor Entitlement Orders of the Agent as agreed in SECTION 3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

                  (a) NOTICE OF SOLE CONTROL. If at any time the Agent delivers to the Securities Intermediary a Notice of Sole Control in substantially the form set forth in EXHIBIT A hereto, the Securities Intermediary agrees that after receipt of such notice, it will take all instruction with respect to the Securities Account solely from the Agent.

                  (b) VOTING RIGHTS. Until such time as the Securities Intermediary receives a Notice of Sole Control pursuant to subsection (a) of this SECTION 8, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account.

                  (c) PERMITTED INVESTMENTS. Until such time as the Securities Intermediary receives a Notice of Sole Control signed by the Agent, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made; PROVIDED, HOWEVER, that the Securities Intermediary shall not honor any instruction to purchase any investments other than [INVESTMENTS OF A TYPE DESCRIBED ON EXHIBIT B HERETO].

                  (d) STATEMENTS AND CONFIRMATIONS. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Agent at the address for each set forth in SECTION 12 of this Agreement.

                  (e) TAX REPORTING. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

         SECTION 9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SECURITIES INTERMEDIARY. The Securities Intermediary hereby makes the following representations, warranties and covenants:

                  (a) The Securities Account has been established as set forth in SECTION 1 above and the Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and




                                 EXHIBIT C - 3

                  (b) This Agreement is the valid and legally binding obligation of the Securities Intermediary.

         SECTION 10. INDEMNIFICATION OF SECURITIES INTERMEDIARY. The Debtor and the Agent hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and the Agent arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary's negligence or willful misconduct and (b) the Debtor and its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary's negligence or willful misconduct, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

         SECTION 11. SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or heirs and personal representatives who obtain such rights solely by operation of law. The Agent may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor; PROVIDED, that the Securities Intermediary will not unreasonably withhold or delay its consent to any assignment by Agent to any successor Agent under the Security and Pledge Agreement.

         SECTION 12. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

         Debtor:

         Agent:

         Securities Intermediary:

         Any party may change his address for notices in the manner set forth above.

         SECTION 13. TERMINATION. The obligations of the Securities Intermediary to the Agent pursuant to this Agreement shall continue in effect until the security interests of the Agent in the Securities Account have been terminated pursuant to the terms of the Security and Pledge Agreement and the Agent has notified the Securities Intermediary of such termination in writing. The Agent agrees to provide Notice of Termination in substantially the form of EXHIBIT C hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of the Agent's security interest in the Securities Account pursuant to the terms of the Security and Pledge Agreement. The termination of this Agreement shall not terminate the Securities



                                 EXHIBIT C - 4

Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.

         SECTION 14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year first above written.

                                   [NAME OF DEBTOR]


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   JPMORGAN CHASE BANK,
                                   as Agent


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:

                                   [NAME OF INSTITUTION SERVING AS
                                   SECURITIES INTERMEDIARY]


                                   By:
                                      -----------------------------------------
                                            Name:
                                            Title:










                                 EXHIBIT C - 5

                                                                    Exhibit A to
                                                                    ------------
                                            Securities Account Control Agreement
                                            ------------------------------------

                              [Letterhead of Agent]

                                            [Date]

[Name and Address of Securities Intermediary]



Attention: __________________


                           Re: Notice of Sole Control
                               ----------------------

Ladies and Gentlemen:

                  As referenced in the Securities Account Control Agreement, dated [o], among [insert name of the Debtor], you and the undersigned (a copy of which is attached) we hereby give you notice of our sole control over securities account number ____________ (the "SECURITIES ACCOUNT") and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or Entitlement Orders with respect to the Securities Account or the financial assets credited thereto from any Person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

                  You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of the Debtor].

                                        Very truly yours,

                                        [Name of Agent]


                                        By:
                                             ----------------------------------
                                                 Title

cc:      [Name of Debtor]

                                                                    Exhibit B to
                                                                    ------------
                                            Securities Account Control Agreement
                                            ------------------------------------


                              Permitted Investments
                              ---------------------

                                                                    Exhibit C to
                                                                    ------------
                                            Securities Account Control Agreement
                                            ------------------------------------


                              [Letterhead of Agent]


                                     [Date]

[Name and Address of Securities Intermediary]

Attention:
          ------------------------

                      Re: Termination of Control Agreement
                          --------------------------------

                  You are hereby notified that the Securities Account Control Agreement between you, [THE DEBTOR] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Securities Account number ________________ from [THE DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [THE DEBTOR] pursuant to any other agreement.

                  You are instructed to deliver a copy of this notice by facsimile transmission to [THE DEBTOR].

                               Very truly yours,

                               [Name of Agent]


                               By:
                                  -----------------------------------------
                               Title:
                                     --------------------------------------

















                                       -i-